UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ABEONA THERAPEUTICS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ABEONA THERAPEUTICS INC.

6555 Carnegie Ave., 4th Floor

Cleveland, OH 44103

646-813-4701

April 13, 2023

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Abeona Therapeutics Inc. (the “Company”) to be held virtually on Wednesday, May 17, 2023 at 9:00 a.m., Eastern Time. Our Annual Meeting will be held in a virtual format only. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via a live webcast through the link www.virtualshareholdermeeting.com/ABEO2023.

The Notice of Annual Meeting and the proxy statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Annual Meeting. Please carefully review the information contained in the proxy statement.

IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. YOU MAY VIRTUALLY ATTEND THE ANNUAL MEETING BY VISITING WWW.VIRTUALSHAREHOLDERMEETING.COM/ABEO2023 ON THE MEETING DATE. IF YOU VIRTUALLY ATTEND THE ANNUAL MEETING AND WISH TO VOTE AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE DURING THE ANNUAL MEETING. YOU MAY ALSO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY VOTING, BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE, OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE ANNUAL MEETING.

Sincerely,

/s/ Vishwas Seshadri
Vishwas Seshadri
President and Chief Executive Officer

ABEONA THERAPEUTICS INC.

6555 Carnegie Ave., 4th Floor

Cleveland, OH 44103

646-813-4701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Wednesday, May 17, 2023

PLEASE TAKE NOTICE that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Abeona Therapeutics Inc. (the “Company”) will be held virtually over the Internet on Wednesday, May 17, 2023, at 9:00 a.m., Eastern Time, for the following purposes:

1.	To elect Michael Amoroso and Christine Silverstein as Class 1 directors to hold office for a term of three years and until their successors are elected and qualified;

2.	To approve the Abeona Therapeutics Inc. 2023 Equity Incentive Plan;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the Annual Meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof. The Board of Directors has fixed the close of business on Tuesday, March 29, 2023 (the “Record Date”), as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders at our offices during normal business hours, during the 10 days prior to the Annual Meeting as well as during the Annual Meeting at www.virtualshareholdermeeting.com/ABEO2023.

Information relating to the proposals described above is set forth in the accompanying proxy statement. Please carefully review the proxy statement, which is accompanied by our annual report for the fiscal year ended December 31, 2022.

Stockholders are invited to attend the Annual Meeting to be held virtually over the Internet on Wednesday, May 17, 2023 at 9:00 a.m., Eastern Time. YOUR VOTE IS IMPORTANT. If you do not expect to virtually attend the Annual Meeting, or if you do plan to virtually attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies will also be accepted as follows: (1) via the Internet by accessing www.proxyvote.com and following the on-screen instructions or scanning the QR code on the proxy card with your smartphone; (2) by calling toll-free at 1-800-690-6903 from any touch-tone telephone and following the instructions; (3) by signing, dating and returning your proxy card in the prepaid enclosed envelope and (4) by attending the virtual Annual Meeting at www.virtualshareholdermeeting.com/ABEO2023. You should have your proxy card available in front of you when you log onto the Internet or call. You can vote online or by phone until 11:59 p.m. Eastern Time the day before the Annual Meeting.

By Order of the Board of Directors,

/s/ Vishwas Seshadri
Vishwas Seshadri
President & Chief Executive Officer

Cleveland, OH

April 13, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2023

The Notice of Meeting, proxy statement, proxy card and annual report on

Form 10-K for the year ended December 31, 2022

are available at www.proxyvote.com

The Board of Directors (the “Board”) of Abeona Therapeutics Inc. (“Abeona” or the “Company”) is providing this Proxy Statement in connection with Abeona’s 2023 Annual Meeting of Stockholders to be held virtually over the Internet at www.virtualshareholdermeeting.com/ABEO2023 on Wednesday, May 17, 2023, at 9:00 a.m. Eastern Time, and any adjournment or postponement thereof (the “Annual Meeting”).

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to stockholders on or about April 13, 2023. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), Abeona may furnish proxy materials, including the Proxy Statement, proxy card and annual report on Form 10-K for the year ended December 31, 2022, by providing Internet access to those documents, instead of mailing a printed copy of its proxy materials to each stockholder of record. This Proxy Statement and our Annual Report are available at www.proxyvote.com.

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date:	May 17, 2023

Time:	9:00 a.m. Eastern Time

Location:	Online only at www.virtualshareholdermeeting.com/ABEO2023. Stockholders will not be able to attend the Annual Meeting in person.

Record Date:	March 29, 2023

Voting:	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote.

Proposals and Voting Recommendations

Proposal No.	Proposal	Board Recommendation

1	To elect Michael Amoroso and Christine Silverstein as Class 1 Directors to hold office for a term of three years and until their successors are elected and qualified	FOR EACH NOMINEE

2	To approve the Abeona Therapeutics Inc. 2023 Equity Incentive Plan	FOR

3	To approve, on an advisory basis, the compensation of the Company’s named executive officers	FOR

4	To ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR

Voting Methods

You can vote in one of four ways:

●	Visit www.proxyvote.com to vote VIA THE INTERNET

●	Call toll-free at 1-800-690-6903 and follow the instructions to vote VIA TELEPHONE

●	Sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL

●	Attend the meeting to vote VIA THE INTERNET

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ABEONA THERAPEUTICS INC.

6555 Carnegie Ave., 4th Floor

Cleveland, OH 44103

(646) 813-4701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 17, 2023

This proxy statement is furnished by Abeona Therapeutics Inc., a Delaware corporation (“we,” “us,” “Abeona” or the “Company”), to holders of its common stock, par value $0.01 per share (“Common Stock”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”), and at any and all adjournments or postponements thereof. This proxy statement and the accompanying form of proxy is first being sent to holders of Common Stock on or about April 13, 2023. Our mailing address and the location of our principal executive offices is 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103. Our telephone number is (646) 813-4701. The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”), which accompanies this Proxy Statement.

We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting, including the ability to vote. Detailed instructions on how to vote and submit your questions at the Annual Meeting may be found online at www.virtualshareholdermeeting.com/ABEO2023.

All shares of Common Stock represented by properly executed proxies or voting instruction forms will be voted at the Annual Meeting in accordance with the directions marked on the proxies or voting instruction forms, unless such proxies or voting instruction forms have previously been revoked. If no directions are indicated on such proxies or voting instruction forms, they will be voted FOR THE NOMINEE in Proposal 1 – the election of the nominee named under Election of Directors; FOR Proposal 2 – to approve the Abeona Therapeutics Inc. 2023 Equity Incentive Plan; FOR Proposal 3 – to approve, on an advisory basis, the compensation of the Company’s named executive officers; and FOR Proposal 4 – the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matters are properly presented at the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company not later than the day prior to the Annual Meeting), or, if a stockholder is virtually present at the Annual Meeting, he or she may elect to revoke his or her proxy and request the right to vote his or her shares personally.

If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered a “stockholder of record” or a “registered stockholder” of those shares. You should follow the instructions on the Notice of Annual Meeting to ensure that your vote is counted. Alternatively, you may virtually attend and vote at the Annual Meeting.

If your shares are held in an account at a bank, brokerage firm, or other similar organization (which we refer to as a “broker”), then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account. As a beneficial owner, you will have to direct your broker on how to vote the shares held in your account in accordance with your broker’s requirements.

At the close of business on March 29, 2023, the record date for the Annual Meeting (the “Record Date”), the number of issued and outstanding shares of our Common Stock entitled to vote was 17,831,018. Each share of Common Stock entitles its holder to one vote with respect to all matters submitted to stockholders for a vote at the Annual Meeting. Consistent with the Company’s amended and restated bylaws (the “Bylaws”), uncontested director elections proceed by majority voting. In an uncontested election, a nominee for director will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election.

A complete list of Company stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices during normal business hours, at least 10 days prior to the Annual Meeting and during the Annual Meeting at www.virtualshareholdermeeting.com/ABEO2023. According to our Bylaws, the presence, through virtual attendance or by proxy, of the holders of one-third of the shares of Common Stock outstanding and entitled to vote constitutes a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present.

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A broker non-vote occurs when brokers, who hold their clients’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters but not others. This would occur when brokers have not received any instructions from their clients, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the ratification of the appointment of an independent registered public accounting firm, but not on “non-routine” matters, such as the election of directors and the adoption of the Abeona Therapeutics Inc. 2023 Equity Incentive Plan.

For Proposal 1, the directors will be elected upon the affirmative vote of a majority of the votes cast. For Proposal 1, stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will have the effect of an “AGAINST” such proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 1.

Proposals 2 and 3 each will be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock present through virtual attendance or by proxy at the Annual Meeting and entitled to vote on the respective Proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” each of Proposals 2 and 3, respectively. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the votes for Proposals 2 and 3.

Proposal 4, the ratification of Whitley Penn LLP as our independent public accountant, will be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock voting present through virtual attendance or by proxy at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” such proposal. Brokers may vote on Proposal 4 absent instructions from the beneficial owner.

The Board is not aware of any matters that will be brought before the Annual Meeting other than those matters specifically set forth in the Notice of Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

All expenses in connection with solicitation of proxies will be borne by us. We will also request brokers, dealers, banks and voting trustees, and their nominees, to make available the Notice of Annual Meeting, this proxy statement, the accompanying form of proxy and our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) to beneficial owners and will reimburse them for their expenses in forwarding these materials. We expect to solicit proxies primarily by mail, but our directors, officers and employees may also solicit in person, by telephone or email, on behalf of the Board without additional compensation.

Stockholders of record as of the Record Date can attend the Annual Meeting online by logging onto our virtual forum at www.virtualshareholdermeeting.com/ABEO2023 and following the instructions provided on their proxy card, vote instruction card or “Important Notice Regarding the Availability of Proxy Materials.” To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, voter instruction card or “Important Notice Regarding the Availability of Proxy Materials.” If you do not have this control number at the time of the Annual Meeting, you will still be able to attend virtually, but you will not be able to vote or ask questions.

The virtual Annual Meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Attendees should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the virtual Annual Meeting. Attendees should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the virtual Annual Meeting.

This proxy statement should be read together with our annual report for the fiscal year ended December 31, 2022, including the financial statements and management’s discussion and analysis of financial condition and results of operations contained therein.

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Corporate Governance Matters

Pursuant to the Delaware General Corporation Law and our Bylaws, our business, property and affairs are managed by or under the direction of our Board. Members of the Board are kept informed of our business through discussions with our senior management, including our Chief Executive Officer, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board is currently comprised of nine directors. The Board meets during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval.

The Board has adopted a number of corporate governance documents, including charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee; corporate governance guidelines; a code of business conduct and ethics for employees, executive officers and directors (including its principal executive officer and principal financial officer) and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on our website at www.abeonatherapeutics.com under the heading “Investors & Media—Corporate Governance—Governance Documents,” and a copy of any such document may be obtained, without charge, upon written request to the Company, c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to it. Stockholders may send written communications to the Board or individual directors to Abeona Therapeutics Inc., Board of Directors, c/o Corporate Secretary, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103. Stockholders also may send communications via email to IR@abeonatherapeutics.com with the notation “Attention: Corporate Secretary” in the subject field. All communications will be reviewed by the Corporate Secretary of the Company, who will determine whether such communications are relevant and for a proper purpose and appropriate for Board review and, if applicable, will submit such communications to the Board on a periodic basis.

Director Independence

We are listed on the Nasdaq Capital Market (“Nasdaq”) and are subject to the Nasdaq rules and regulations governing director independence. The Board has determined that each of Leila Alland, M.D., Mark J. Alvino, Faith L. Charles, Paul Mann, Todd Wider, M.D. and Donald A. Wuchterl are independent under applicable Nasdaq rules.

Board Leadership Structure

The Board has no set policy with respect to the separation of the roles of Chairman of the Board and principal executive officer. Michael Amoroso currently serves as our Chairman of the Board and Vishwas Seshadri as Chief Executive Officer (principal executive officer). Our Board currently does not have a lead independent director.

Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for us. We believe this leadership structure is appropriate for us given the size and scope of our business, the experience and active involvement of our independent directors and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer, Chief Financial Officer and General Counsel and the independent directors. Of the current members of our Board, six are independent from management.

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Board Diversity Matrix as of March 29, 2023

	Female	Male	Non- Binary	Did Not Disclose Gender
Total number of directors: 9
Part I: Gender Identity
Directors	3	5	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	4	—	—
Two or more Races or Ethnicities	—	—	—	—
LGBTQ+	—	1	—	—
Did not disclose demographic background	—	—	—	1

Board of Directors’ Role in Risk Oversight

The Board is responsible for overseeing our management and operations, including overseeing our risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. We perform a risk review on a regular basis wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. From this risk assessment, plans are developed to deal with the risks identified. The results of this risk assessment are provided to the Board for its consideration and review. In addition, members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees (including executive officers) and directors. The Code is available on our website at www.abeonatherapeutics.com under the heading “Investors & Media—Corporate Governance—Governance Documents.” We intend to satisfy any disclosure requirements under applicable SEC or Nasdaq rules regarding any waiver of a provision of the Code applicable to any executive officer or director, by posting such information on such website. We shall provide to any person without charge, upon request, a copy of the Code. Any such request must be made in writing to Abeona Therapeutics Inc., c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103.

Under our insider trading policy, directors, executive officers and employees generally may not engage in short-term, speculative trading in Company stock, such as entering into short sales, buying, selling or writing puts or calls, or engaging in hedging or other derivative transactions; hold Company stock in a margin account; or pledge Company stock as collateral for a loan.

5

Officers and Directors

Our current directors and executive officers are as follows:

Name	Age	Title	Term of Office
Michael Amoroso	45	Chairman of the Board	Director since March 2021
Leila Alland, M.D.	60	Director	Since April 2021
Mark J. Alvino	55	Director	Since March 2021
Faith L. Charles	61	Director	Since March 2021
Paul Mann	47	Director	Since June 2020
Christine Silverstein	40	Director	Since March 2020
Todd Wider, M.D.	58	Director	Since May 2015
Donald A. Wuchterl	53	Director	Since April 2021
Vishwas Seshadri, Ph.D.	47	President, Chief Executive Officer, Director	Since October 2021
Joseph Vazzano	39	Chief Financial Officer	Since March 2022
Brendan O’Malley, Ph.D.	54	General Counsel	Since September 2021

Our Certificate of Incorporation and Bylaws presently provide that our Board shall consist of three to 15 members, divided into three staggered classes as nearly equal in number as possible. The Board is currently comprised of nine directors. Our directors serve for a term of three years and until the respective election and qualification of their successors. Pursuant to our Bylaws, the Board selects our Chairman of the Board and our executive officers. Each of our executive officers is selected by the Board for a term of one year or until the executive officer’s successor is duly elected and qualified or until such executive officer’s resignation or removal. There is no family relationship among any of our directors or executive officers.

Committees of the Board of Directors

The Board established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the committees of the Board acts pursuant to a separate written charter adopted by the Board, each of which is available on our website at www.abeonatherapeutics.com under “Investors & Media—Corporate Governance—Governance Documents.”

The Audit Committee is currently comprised of Paul Mann (Chair), Mark J. Alvino and Faith L. Charles. The Board has determined that each of Messrs. Mann and Alvino qualify as an “audit committee financial expert,” under applicable SEC rules and regulations. The Audit Committee’s responsibilities and duties are, among other things, to engage the independent auditors, review the audit fees, supervise matters relating to audit functions and review and set internal policies and procedure regarding audits, accounting and other financial controls. The Board has determined that Messrs. Mann and Alvino and Ms. Charles are independent under applicable SEC and Nasdaq rules and regulations.

The Compensation Committee is currently comprised of Mark J. Alvino (Chair), Leila Alland, M.D. and Todd Wider, M.D. All committee members are non-employee directors under applicable SEC rules and are “outside” directors under Internal Revenue Code Section 162(m). All Compensation Committee members also are independent under applicable SEC and Nasdaq rules and regulations.

The Nominating and Corporate Governance Committee is currently comprised of Faith L. Charles (Chair), Leila Alland, M.D. and Donald A. Wuchterl. The Nominating and Corporate Governance Committee is responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board, assessing the effectiveness of the Board and implementing our corporate governance guidelines. All Nominating and Corporate Governance Committee members also are independent under applicable SEC and Nasdaq rules and regulations.

Meetings Attendance

The Board held 14 meetings during the 2022 fiscal year. Each director attended 75% or more of the Board meetings and meetings of committees of which he or she was a member that were held during the period of his or her service as a director in 2022.

The Audit Committee held four meetings during the 2022 fiscal year. The Compensation Committee did not hold any meetings during the 2022 fiscal year, but met on January 17, 2023, to discuss and take action on compensation matters for year-end 2022 (e.g., executive bonus payouts); other matters before the Compensation Committee in 2022 were handled via unanimous written consent. The Nominating and Corporate Governance Committee held two meetings during the 2022 fiscal year, and all members were present. All of the directors then currently serving as director attended the 2022 annual meeting of stockholders. Although we currently do not require directors to attend annual stockholder meetings, we do encourage directors to do so and welcome their attendance.

6

Delinquent Section 16(a) Reports

During the 2022 fiscal year, one Form 4 for Dr. Seshadri was not timely filed with respect to one transaction identified therein.

Director and Executive Compensation Governance Principles

The Company has adopted certain governance principles related to director and executive compensation as follows:

●	Annual equity awards made to non-employee directors shall be granted on a different date than annual equity awards to executive officers. Final deliberations or voting on the compensation of non-employee directors (including any changes to the annual compensation package) shall be made at a different Board (or committee) meeting than any deliberations or voting on the compensation of executive officers (including any changes to the annual compensation package).

●	On an annual basis, the Compensation Committee selects and retains an independent consultant to compare the Company’s executive compensation levels, policies, practices and procedures to a set of peer companies selected by the Compensation Committee with input from the independent consultant. The independent consultant prepares and submits to the Compensation Committee a report summarizing this comparative study and its recommendations relating to executive compensation. The Company’s executive officers play no substantive role in the selection or dismissal of the independent consultant.

●	On an annual basis, qualified experts in the field present recent developments and best practices concerning executive compensation to the Compensation Committee.

●	On an annual basis, the proposed package for the non-employee director compensation must be recommended by the Compensation Committee to the Board following the receipt of a report from an independent consultant analyzing the non-employee director compensation package of the Company’s peer companies.

Outside Compensation Consultants

For 2022, the Compensation Committee engaged Radford Inc. (“Radford”) as an independent compensation consultant to provide certain services related to executive and non-employee director compensation. Radford assisted with the Compensation Committee’s review of the Company’s annual salary, bonus and equity compensation plans for executive officers and annual cash and equity compensation for non-employee directors. Radford does not provide any other services to the Company unless approved by the Compensation Committee, and no such services were provided in 2022. After considering the relevant factors, the Company determined that no conflicts of interest have been raised in connection with the services Radford performed for the Compensation Committee in 2022.

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AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibility, the Audit Committee reviewed and discussed our audited 2022 year-end financial statements with management and with Whitley Penn LLP, our independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 61, Communications with Audit Committees. In addition, the Audit Committee received from the independent registered public accounting firm written disclosures and the letter required by the applicable standards of the PCAOB. The Audit Committee also discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent registered public accounting firm.

The Audit Committee discussed with Whitley Penn LLP the overall scope and plans for the audit. The Audit Committee met with Whitley Penn LLP to discuss the results of its audit and reviews, its evaluations of the Company and its personnel, our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee reviewed and recommended to the Board that our audited 2022 year-end financial statements be included in our Annual Report, for filing with the SEC.

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically incorporates it by reference into such future filings.

AUDIT COMMITTEE

Paul Mann, Chairman
Mark J. Alvino
Faith L. Charles

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Compensation of Directors

On July 1, 2022, the Company effected a 25-for-1 reverse stock split of its issued and outstanding shares of Common Stock. As a result of the reverse split, each 25 pre-split shares of Common Stock outstanding automatically combined into one new share of Common Stock. Share amounts and prices disclosed in this proxy statement have been restated, as required, to reflect the reverse stock split as if it had occurred on January 1, 2021.

Compensation for Board Service in 2022. Each director who is not also an Abeona employee is entitled to receive an annual board fee and an annual committee fee for their service on each Board committee. These fees are paid in cash quarterly. In addition, we reimburse each director, whether an employee or not, for the expense of attending Board and committee meetings. There were no additional fees paid for service as a chairperson of a Board committee, with the exception of the Chairman of the Board who receives an additional $30,000 per year for serving as Chairman. During 2022, the annual board fee was $50,000 and the annual committee fee was $7,500 per committee served.

In addition, incumbent non-employee directors were each granted equity awards valued at $37,386 for service on the Board in 2022 consisting of restricted stock. All equity awards were granted on a different date than any equity awards to executive officers.

Director Compensation Table – 2022

	Fees
	Earned or
	Paid	Stock
	in Cash	Awards		Total
Name	($)	($)(1)		($)
Leila Alland, M.D.	65,000	37,386	(1)	102,386
Mark J. Alvino	65,000	37,386	(1)	102,386
Michael Amoroso	80,000	37,386	(1)	117,386
Faith L. Charles	65,000	37,386	(1)	102,386
Paul Mann	57,500	37,386	(1)	94,886
Vishwas Seshadri (2)	-	-		-
Christine Silverstein	50,000	37,386	(1)	87,386
Todd Wider, M.D.	57,500	37,386	(1)	94,886
Donald A. Wuchterl	57,500	37,386	(1)	94,886

The table below represents the compensation paid to our directors during the year ended December 31, 2022:

(1)	Represents the fair value of 13,400 shares of restricted stock granted on September 26, 2022.

(2)	Dr. Seshadri did not receive compensation for his services as a director.

Certain Relationships and Related Transactions

On occasion we may engage in certain related party transactions. Pursuant to our Audit Committee charter, our policy is that all related party transactions are reviewed and approved by the Audit Committee. There were no related party transactions in 2022.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2022, information about shares of Common Stock outstanding and available for issuance under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2015 Equity Incentive Plan	237,570	$37.11	109,544
2005 Equity Incentive Plan(1)	3,200	$32.00	—
Equity compensation plans not approved by security holders	—	—	—
Total	240,770	$37.04	109,544

(1)	No further grants may be made under the 2005 Equity Incentive Plan.

9

Security Ownership of Certain Beneficial Owners and Management

The Company has determined beneficial ownership of our Common Stock as of March 29, 2023, in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that the Company include shares of Common Stock issuable pursuant to the vesting of restricted stock units and the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 29, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Amount and Nature of
	Beneficial Ownership
	of Common	Percent of
Name and Address of Beneficial Owner	Stock (1)	Common Stock(2)
Directors, Director Nominees, and Named Executive Officers:
Leila Alland, M.D. (3)	20,414	*
Mark J. Alvino (4)	18,414	*
Michael Amoroso (5)	69,018	*
Faith L. Charles (3)	20,414	*
Paul Mann (6)	16,907	*
Christine Silverstein (7)	36,524	*
Todd Wider, M.D. (6)	16,907	*
Donald A. Wuchterl (3)	20,414	*
Vishwas Seshadri (8)	178,148	*
Brendan O’Malley (9)	104,059	*
Joseph Vazzano (10)	94,458	*
All Directors, Director Nominees, and Named Executive Officers as a group (consisting of 11 persons)	595,677	3.3%
5% Beneficial Owners:
Adage Capital Partners, L.P. (11)	1,331,160	7.5%
Nantahala Capital Management, L.P. (12)	1,359,687	7.6%
Point72 Asset Management, L.P. (13)	1,150,648	6.5%
Armistice Capital, LLC (14)	1,106,000	6.2%
Deerfield Mgmt, L.P. (15)	1,739,130	9.8%
EcoR1 Capital, LLC (16)	1,785,663	10.0%

*	Less than 1%

(1)	Includes outstanding shares of Common Stock held plus all shares of Common Stock issuable upon exercise of options, warrants and other rights exercisable within 60 days after March 29, 2023.

(2)	Based upon 17,831,018 shares of Common Stock issued and outstanding as of March 29, 2023.

10

(3)	Dr. Alland, Ms. Charles and Mr. Wuchterl are each known to beneficially own an aggregate of 16,488 shares of our Common Stock and presently exercisable options for the purchase of 3,926 shares pursuant to the 2015 Equity Incentive Plan.

(4)	Mr. Alvino is known to beneficially own an aggregate of 14,488 shares of our Common Stock and presently exercisable options for the purchase of 3,926 shares pursuant to the 2015 Equity Incentive Plan.

(5)	Mr. Amoroso is known to beneficially own an aggregate of 39,936 shares of our Common Stock and presently exercisable options for the purchase of 29,082 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(6)	Mr. Mann and Dr. Wider are each known to beneficially own an aggregate of 14,944 shares of our Common Stock and presently exercisable options for the purchase of 1,963 shares pursuant to the 2015 Equity Incentive Plan.

(7)	Ms. Silverstein is known to beneficially own an aggregate of 18,144 shares of our Common Stock and presently exercisable options for the purchase of 18,380 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(8)	Dr. Seshadri is known to beneficially own an aggregate of 165,732 shares of our Common Stock and presently exercisable options for the purchase of 12,416 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(9)	Dr. O’Malley is known to beneficially own an aggregate of 93,623 shares of our Common Stock and presently exercisable options for the purchase of 8,397 shares of our Common Stock pursuant to the 2015 Equity Incentive Plan.

(10)	Mr. Vazzano is known to beneficially own an aggregate of 94,458 shares of our Common Stock.

(11)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2023 by Adage Capital Partners, L.P. and related entities. Adage Capital Partners L.P.’s address is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(12)	Based on information set forth in a Schedule 13G filed with the SEC on February 14, 2023 by Nantahala Capital Management, LLC and related entities. Point72 Asset Management, L.P.’s address is 72 Cummings Point Road, Stamford, CT 06902.

(13)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2023 by Point72 Asset Management, L.P. and related entities. The address of the principal business office of Point72 Associates, Point72 Asset Management, Point72 Capital Advisors, Inc. and Mr. Cohen is c/o Point 72 Asset Management, L.P. 72 Cummings Point Road, Stamford, CT 06902.

(14)	Based on information set forth in a Schedule 13G filed with the SEC on February 14, 2023 by Armistice Capital, LLC and related entities. Armistice Capital, LLC’s address is 510 Madison Avenue, 7th Floor, New York, New York 10022.

(15)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 10, 2023 by Deerfield Mgmt, L.P. and related entities. Deerfield Mgmt, L.P.’s address is 345 Park Avenue South, 12th Floor, New York, NY 10010.

(16)	Based on information set forth in a Schedule 13G filed with the SEC on November 14, 2022 by EcoR1 Capital, LLC and related entities. EcoR1 Capital, LLC’s address is 357 Tehama Street #3, San Francisco, CA 94103.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s Common Stock.

11

Executive Compensation

On July 1, 2022, the Company effected a 25-for-1 reverse stock split of its issued and outstanding shares of Common Stock. As a result of the reverse split, each 25 pre-split shares of Common Stock outstanding automatically combined into one new share of Common Stock. Share amounts and prices disclosed in this proxy statement have been restated, as required, to reflect the reverse stock split as if it had occurred on January 1, 2021.

The following table sets forth the aggregate compensation paid to: (i) our principal executive officer at the end of fiscal year 2022, Vishwas Seshadri; (ii) an additional principal executive officer who was no longer serving in that capacity at the end of fiscal year 2021, Michael Amoroso; (iii) an additional principal financial officer who was no longer serving in that capacity at the end of fiscal year 2022, Edward Carr; and (iv) our only other executive officers other than our principal executive officer who were serving as an executive officer at the end of fiscal year 2022, Joseph Vazzano and Brendan O’Malley.

Summary Compensation Table

						Non-Equity	All
				Option	Stock	Incentive Plan	Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)(2)	($)(3)	($)(4)	($)
Vishwas Seshadri (5)	2022	505,000	125,250	-	478,016	378,750	12,800	1,499,816
President and Chief Executive Officer	2021	254,552	-	744,570	558,500	-	8,853	1,566,475
Joseph Vazzano (6) Chief Financial Officer	2022	307,769	60,000	-	341,270	197,333	12,200	918,572
Brendan O’Malley (7)	2022	390,600	65,100	-	224,070	231,235	12,200	923,205
General Counsel	2021	335,484		430,284	281,560	120,281	11,600	1,179,209
Edward Carr (8)	2022	117,312	-	-	-	-	10,541	127,853
Former Chief Accounting Officer and Chief Financial Officer	2021	360,985	-	634,210	416,880	146,204	11,600	1,569,879
Michael Amoroso (9) Former President and Chief Executive Officer	2021	450,477	-	1,589,910	1,013,000	-	11,600	3,064,987

(1)	Reflects cash retention bonuses.

(2)	Reflects aggregate grant date fair value for the fiscal years presented, computed in accordance with ASC 718, in respect of option awards and restricted stock awards, as applicable. Our assumptions in determining fair value are described in Note 11 of Notes to Consolidated Financial Statements in Part II, Item 8 of the Annual Report. Amounts shown do not reflect the compensation actually received by the named executive officers. Stock and option awards for Mr. Carr were forfeited upon departure.

(3)	Amounts shown reflect target-based cash incentive bonuses earned with respect to the fiscal years presented. For Dr. Seshadri, he declined to accept a cash incentive for performance for 2021. Amounts are based on his increased salary post-promotion. For Mr. Vazzano, amounts are based on his annualized base salary and prorated for time worked.

(4)	Represents employer matching contributions to the Company’s 401(k) Defined Contribution Plan.

(5)	Dr. Seshadri was promoted to President and Chief Executive Officer on October 15, 2021. Dr. Seshadri joined the Company on June 1, 2021, and served as SVP, Head of Research and Clinical Development prior to his appointment to President and Chief Executive Officer.

(6)	Mr. Vazzano was appointed as our Chief Financial Officer on March 14, 2022.

(7)	Dr. O’Malley was promoted to General Counsel on September 20, 2021. Dr. O’Malley joined Abeona in May 2019 as Chief IP Counsel and served as Head of Legal & IP from April 2020 until his promotion to General Counsel.

(8)	Mr. Carr was promoted to Chief Financial Officer on August 10, 2021. Mr. Carr joined Abeona in November 2018 as Controller and served as Chief Accounting Officer from January 2019 until his promotion to Chief Financial Officer. Mr. Carr resigned effective March 31, 2022.

(9)	Mr. Amoroso was promoted to President and Chief Executive Officer on March 19, 2021, and resigned on October 15, 2021. Mr. Amoroso joined the Company on July 9, 2020, and served as Chief Commercial Officer until October 31, 2020, when he was promoted to Chief Operating Officer, becoming the Company’s principal executive officer.

12

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the aggregate number of option and stock awards held by our named executive officers (“NEOs”) as of December 31, 2022.

		Option Awards					Stock Awards
		Number of	Number of				Number of		Market Value
		Securities	Securities				Shares or		of Shares or
		Underlying	Underlying				Units		Units of
		Unexercised	Unexercised		Option		of Stock		Stock
		Options	Options		Exercise	Option	That Have		That Have
	Grant	(#)	(#)		Price	Expiration	Not Vested		Not Vested
Name	Date	Exercisable	Unexercisable		($)	Date	(#)		($) (1)
	9/28/2022	-	-		$-	-	155,200	(3)	$478,016
Vishwas Seshadri	10/15/2021	4,250	7,750	(2)	$22.75	10/15/2031	1,500	(3)	$4,620
	6/1/2021	7,000	9,000	(2)	$42.75	6/1/2031	6,000	(3)	$18,480
	9/28/2022	-	-		$-	-	72,750	(4)	$224,070
Joseph Vazzano	7/21/2022	-	-		$-	-	12,000	(4)	$36,960
	3/14/2022	-	-		$-	-	6,000	(4)	$18,480
	9/28/2022						72,750	(6)	$224,070
	9/20/2021	4,080	6,800	(5)	$30.25	9/20/2031	4,080	(6)	$12,566
	3/1/2021	2,000	2,000	(5)	$58.50	3/1/2031	1,000	(6)	$3,080
Brendan O’Malley	5/20/2020	542	181	(5)	$28.75	3/16/2030	500	(6)	$1,540
	3/16/2020	958	319	(5)	$28.75	3/16/2030	-		$-
	5/31/2019	2,062	138	(5)	$28.75	5/31/2029	-		$-
	9/26/2022	-	-		$-	-	13,400	(8)	$41,272
	3/19/2021	10,000	10,000	(7)	$54.50	3/19/2031	5,000	(8)	$15,400
Michael Amoroso	3/1/2021	8,000	8,000	(7)	$58.50	3/1/2031	4,000	(8)	$12,320
	11/2/2020	2,333	1,667	(7)	$26.75	11/2/2030	-		$-
	7/9/2020	6,667	3,333	(7)	$28.75	7/9/2030	-		$-

(1)	Calculated based on our closing share price on December 31, 2022 of $3.08.

(2)	Dr. Seshadri’s options to purchase shares of Common Stock will vest in the following periods: 12,000 options at $22.75 per share granted on October 15, 2021 will be fully vested in October 2025 and 16,000 options granted on June 1, 2021 at $42.75 per share will be fully vested in June 2025.

(3)	Dr. Seshadri’s restricted stock will vest in the following periods: 2,000 shares granted on October 15, 2021 will be fully vested in October 2025; 8,000 shares granted on June 1, 2021 will be fully vested in June 2025; and 155,200 shares of granted on September 28, 2022 will be fully vested in September 2026.

(4)	Mr. Vazzano’s restricted stock will vest in the following periods: 8,000 shares granted on March 14, 2022 will be fully vested in March 2026; 12,000 shares granted on July 21, 2022 will be fully vested in July 2026; and 72,750 shares granted on September 28, 2022 will be fully vested in September 2026.

(5)	Dr. O’Malley’s options to purchase shares of Common Stock will vest in the following periods: 10,880 options granted on September 20, 2021 at $30.25 per share will be fully vested in September 2025; 4,000 options granted on March 1, 2021 at $58.50 per share will be fully vested in March 2025; 723 options granted on May 20, 2020 at $28.75 per share will be fully vested in March 2024; 1,277 options granted on March 16, 2020 at $28.75 per share will be fully vested in March 2024; and 2,200 options granted on May 31, 2019 at $28.75 per share will be fully vested in May 2023.

(6)	Dr. O’Malley’s restricted stock will vest in the following periods: 72,750 shares granted on September 28, 2022 will be fully vested in September 2026. 5,440 shares granted on September 20, 2021 will be fully vested in September 2025; 2,000 shares granted on March 1, 2021 will be fully vested in March 2025; and 750 shares granted on May 20, 2020 will be fully vested in March 2024.

(7)	Mr. Amoroso’s options to purchase shares of Common Stock will vest in the following periods: 20,000 options granted on March 19, 2021 at $54.50 per share will be fully vested in March 2025; 16,000 options granted on March 1, 2021 at $58.50 per share will be fully vested in March 2025; 2,916 options granted on November 2, 2020 at $26.75 per share will be fully vested in November 2024; and 6,458 options granted on July 9, 2020 at $28.75 per share will be fully vested in July 2024.

(8)	Mr. Amoroso’s restricted stock will vest in the following periods: 10,000 shares granted on March 19, 2021 will be fully vested in March 2025; 8,000 shares granted on March 1, 2021 will be fully vested in March 2025; and 13,400 shares granted on September 26, 2022 will be fully vested in September 2023.

Compensation Pursuant to Agreements and Plans

Employment Agreements

President and Chief Executive Officer

Dr. Seshadri entered into an employment agreement with the Company when he joined as SVP, Head of Research & Clinical Development on June 1, 2021. In his role as SVP, Head of Research & Clinical Development, Dr. Seshadri received an annual base salary of $400,000 and was eligible for an annual discretionary bonus with a target of 40% of his annual base salary. On June 1, 2021, Dr. Seshadri was granted stock options to purchase 16,000 shares of the Company’s Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on June 1, 2022 and the remaining 75% vesting in 36 equal monthly installments thereafter. On June 1, 2021, Dr. Seshadri was granted 12,000 restricted shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 6,000 shares vesting on June 1, 2022 and the remaining 6,000 shares vesting in three installments of 2,000 shares annually thereafter starting on June 1, 2023.

13

On October 15, 2021, Dr. Seshadri was appointed President, Chief Executive Officer, and Director. In his new role as President and Chief Executive Officer, Dr. Seshadri receives an annual base salary of $500,000 and will be eligible for an annual discretionary bonus with a target of 50% of his annual base salary. In connection with his appointment to President and Chief Executive Officer, Dr. Seshadri was granted 2,000 shares of restricted stock and options to purchase 12,000 shares of common stock of the Company. The options vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter. The restricted stock will vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in equal annual installments over the following 36 months. Dr. Seshadri is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.

Under the terms of his employment agreement dated October 6, 2021, Dr. Seshadri and the Company may each terminate Dr. Seshadri’s employment for any reason upon written notice to the other party. If Dr. Seshadri’s employment is terminated by the Company other than for Cause, or by Dr. Seshadri for Good Reason (as each term is defined in his employment agreement), Dr. Seshadri will be entitled to (i) a payment equal to the sum of his base salary plus his target annual bonus opportunity, (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the twelve-month period following his termination date, (iii) a pro-rata bonus for the year of termination and (iv) accelerated vesting equivalent to 12 months of continued employment from the Termination Date (disregarding such termination for such purpose) with respect to all unvested equity and any other long-term incentive awards granted to Dr. Seshadri and then outstanding on the Termination Date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Dr. Seshadri’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

If Dr. Seshadri remains continuously employed through the date of a Change in Control (as that term is defined in his employment agreement), all outstanding equity compensation awards will become fully vested and exercisable immediately.

Chief Financial Officer

The Board appointed Mr. Vazzano as Chief Financial Officer effective March 14, 2022. He was entitled to an annual base salary of $360,000, and a target annual bonus opportunity equal to 40% of his base salary. On March 14, 2022, Mr. Vazzano was granted 8,000 restricted shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on each of March 14, 2023, March 14, 2024, March 14, 2025 and March 14, 2026. Mr. Vazzano is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.

Pursuant to his employment agreement dated February 28, 2022, upon achievement of certain corporate actions effective July 2, 2022, Mr. Vazzano’s annual base salary was increased to $400,000, and he was granted 12,000 restricted shares of Common Stock pursuant to the Company’s 2015 Equity Incentive Plan, with 25% vesting on each of July 21, 2023, July 21, 2024, July 21, 2025 and July 21, 2026.

Under the terms of his employment agreement, Mr. Vazzano and the Company may each terminate Mr. Vazzano’s employment for any reason upon written notice to the other party. If Mr. Vazzano’s employment is terminated by the Company other than for Cause, or by Mr. Vazzano for Good Reason (as each term is defined in his employment agreement), Mr. Vazzano will be entitled to (i) a payment equal to the sum of twelve months of his annual base salary plus twelve months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the twelve-month period following his termination date. If Mr. Vazzano’s employment is terminated by the Company other than for Cause, or by Mr. Vazzano for Good Reason (as each term is defined in his employment agreement) within twelve months following a Change of Control, Mr. Vazzano will be entitled to (i) a payment equal to the sum of twelve months of his annual base salary plus twelve months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the twelve-month period following his termination date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Mr. Vazzano’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

If Mr. Vazzano remains continuously employed through the date of a Change in Control (as that term is defined in his employment agreement), all outstanding equity compensation awards will become fully vested and exercisable immediately.

General Counsel

Dr. O’Malley joined Abeona in 2019 as Chief IP Counsel. He was entitled to an annual base salary of $321,000, effective January 1, 2021 and a target annual bonus opportunity equal to 35% of his base salary. The amount of the annual bonus actually paid depended on the extent to which the performance goals are achieved or exceeded as determined by the Board. Dr. O’Malley is eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, if and to the extent he is eligible pursuant to the terms of such plans and Company policies, which may be modified by the Company at its discretion.

14

On September 20, 2021, Dr. O’Malley was appointed SVP, General Counsel. In his new role, Dr. O’Malley receives an annual base salary of $372,000 and is eligible for an annual discretionary bonus with a target of 40% of his annual base salary. In connection with his appointment as SVP, General Counsel, Dr. O’Malley was granted 5,440 shares of restricted stock and options to purchase 10,880 shares of common stock of the Company. The options vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter. The restricted stock will vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in equal annual installments over the following 36 months.

Under the terms of his employment agreement dated September 16, 2021, Dr. O’Malley and the Company may each terminate Dr. O’Malley’s employment for any reason upon written notice to the other party. If Dr. O’Malley’s employment is terminated by the Company other than for Cause, or by Dr. O’Malley for Good Reason (as each term is defined in his employment agreement), Dr. O’Malley will be entitled to (i) a payment equal to the sum of twelve months of his annual base salary plus twelve months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the twelve-month period following his termination date. If Dr. O’Malley’s employment is terminated by the Company other than for Cause, or by Dr. O’Malley for Good Reason (as each term is defined in his employment agreement) within twelve months following a Change of Control, Dr. O’Malley will be entitled to (i) a payment equal to the sum of twelve months of his annual base salary plus twelve months of his annual target annual bonus opportunity and (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the twelve-month period following his termination date. The Company’s obligations in the preceding sentence are conditioned upon, among other things, Dr. O’Malley’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

If Dr. O’Malley remains continuously employed through the date of a Change in Control (as that term is defined in his employment agreement), all outstanding equity compensation awards will become fully vested and exercisable immediately.

Former President and Chief Executive Officer

Mr. Amoroso had entered into a letter agreement with the Company dated March 19, 2021 in connection with his appointment to President and Chief Executive Officer. Pursuant to such agreement, Mr. Amoroso received an annual base salary of $550,000 and will be eligible for an annual discretionary bonus with a target of 50% of his annual base salary. In connection with his appointment to President and Chief Executive Officer, Mr. Amoroso was granted 10,000 shares of restricted stock and options to purchase 25,000 shares of Common Stock of the Company. The options vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter. The restricted stock will vest 25% on the one-year anniversary of the grant date and the remaining 75% vest in equal quarterly installments over the following 36 months.

Pursuant to Mr. Amoroso’s agreement, Mr. Amoroso and the Company may each terminate Mr. Amoroso’s employment for any reason upon written notice to the other party. If Mr. Amoroso’s employment was terminated by the Company other than for Cause, or by Mr. Amoroso for Good Reason (as each term is defined in his employment agreement), Mr. Amoroso would have been entitled to (i) a payment equal to the sum of his base salary plus his target annual bonus opportunity, (ii) payment equal to the cost of the premium for his health coverage under the Company’s health plan for him and his dependents for the twelve-month period following his termination date, and (iii) accelerated vesting equivalent to 12 months of continued employment from the Termination Date (disregarding such termination for such purpose) with respect to all unvested equity and any other long-term incentive awards granted to him and then outstanding on the Termination Date. The Company’s obligations in the preceding sentence were conditioned upon, among other things, Mr. Amoroso’s execution and nonrevocation of a release of claims in favor of the Company and its affiliates.

If Mr. Amoroso had remained continuously employed through the date of a Change in Control (as that term is defined in the employment agreement), all outstanding equity compensation awards would become fully vested and exercisable immediately.

Retirement Benefits

The Company’s executives are provided usual and customary retirement benefits available to all employees, including the NEOs. These include thrift savings (401(k)), life insurance, accidental death and dismemberment insurance, medical/dental insurance, vision insurance, long-term disability insurance and a Company-sponsored pension plan. We provide matching contributions under our 401(k) to all employees, including the NEOs.

Compensation Committee Discussion on Executive Compensation

The Compensation Committee operates under a written charter adopted by the Board and is responsible for making all compensation decisions for the Company’s directors and named executives including determining base salary and annual incentive compensation amounts and recommending stock option grants and other stock-based compensation under our equity incentive plans. The Compensation Committee charter can be found on our website at www.abeonatherapeutics.com under “Investors & Media—Corporate Governance—Governance Documents.”

15

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure, as it applies to smaller reporting companies, regarding executive “Compensation Actually Paid” (“CAP”), as calculated under applicable SEC rules, for our principal executive officer(s) (“PEO(s)”) and our other named executive officers (“non-PEO NEOs”) and certain financial performance measures for the fiscal years ended December 31, 2022 and 2021.

In determining the CAP to our PEO(s) and the CAP to our non-PEO NEOs, we are required to make various adjustments to the total compensation amounts that have been reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required in the SCT. Information regarding the methodology for calculating CAP to our PEO(s) and the CAP to our non-PEO NEOs, including details regarding the amounts that were deducted from, and added to, the SCT totals to arrive at the values presented for CAP, are provided in the footnotes to the table. A narrative discussion of the relationship between CAP and the financial performance measures is also presented below. Note that for non-PEO NEOs, compensation is reported as an average.

Pay Versus Performance Table

Year	Summary Compensation Table Total for Dr. Seshadri (1)	Summary Compensation Table Total for Mr. Amoroso (1)	Compensation Actually Paid to Dr. Seshadri (1)(2)	Compensation Actually Paid to Mr. Amoroso (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss) (in thousands)
2022	$1,499,816	N/A	$1,304,561	N/A	$656,543	$513,329	$7.85	$(39,696)
2021	$1,566,475	$3,064,987	$570,644	$541,560	$1,374,544	$620,407	$21.46	$(84,936)

(1) During 2021, Mr. Amoroso served as our PEO from January 1, 2021 to October 14, 2021. Dr. Seshadri has served as our PEO since October 15, 2021.

(2) Deductions from, and additions to, total compensation as reported in the SCT by year to calculate CAP include:

							Subtract
							Value of
							Equity
						Add	Awards that
				Add	Change in	Change in	Failed to
		Summary		Year-End	Value of	Value of	Meet	Compensation
		Compensation	Subtract Stock	Equity	Prior Equity	Vested Equity	Vesting	Actually
		Table Total	Awards	Value	Awards	Awards	Conditions	Paid
Year	Executive(s)	($)	($)	($)	($)	($)	($)	($)
2022	Dr. Seshadri	1,499,816	(478,016)	478,016	(128,280)	(66,975)	—	1,304,561
	Other NEO’s	1,969,630	(565,340)	509,740	(82,571)	(31,546)	(259,927)	1,539,986
2021	Dr. Seshadri	1,566,475	(1,303,070)	307,239	—	—	—	570,644
	Mr. Amoroso	3,064,987	(2,602,910)	370,580	(237,664)	(53,434)	—	541,560
	Other NEO’s	2,749,088	(1,762,934)	413,824	(156,701)	(2,462)	—	1,240,814

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws presently provide that our Board shall consist of between three to 15 members, shall be divided into three classes as nearly equal in number as possible, and that each director shall serve for a term of three years and until his/her successor is elected and qualified or until his/her earlier resignation, death or removal. By resolution, the Board has set the number of its directors at nine directors. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. The Board presently consists of nine members.

On March 23, 2023, the Board approved a decrease in the size of the Board by two directors, from nine to seven, effective at the conclusion of the Company’s 2023 Annual Shareholder Meeting, in accordance with Article III.1 of the Bylaws. Also, on April 6, 2023, Michael Amoroso, Chairman of the Board, relinquished his seat as a Class 2 director and was immediately appointed as a Class 1 director by the Board to stand for reelection at the Annual Meeting. Mr. Amoroso’s transition from Class 2 to Class 1 was effected solely to maintain compliance with Article VII.B of the Company’s Certificate of Incorporation and Article III.1 of the Bylaws, both of which require that the three director classes of the Board be divided “as nearly equal in number as possible,” and Mr. Amoroso’s service on the Board is deemed to have continued without any break in service. The Company is not entering into any new plan, contract, or compensatory arrangement in connection with Mr. Amoroso’s transition of director classes.

Mr. Amoroso, Mr. Mann, Ms. Silverstein and Dr. Wider are Class 1 directors with their terms set to expire at the Annual Meeting. Mr. Amoroso and Ms. Silverstein will stand for reelection as Class 1 directors at the Annual Meeting, at which time Mr. Mann and Dr. Wider’s respective terms as directors will expire. The Company thanks Mr. Mann and Dr. Wider for their service to the Company over the past several years. The Company also thanks Dr. Wider for his willingness to advise Abeona as a member of the scientific advisory board in the future.

Dr. Alland and Dr. Seshadri are Class 2 directors with their terms set to expire at the annual meeting of stockholders in 2024.

Mr. Alvino, Dr. Wuchterl and Ms. Charles are Class 3 directors with their terms set to expire at the annual meeting of stockholders in 2025.

Nominees for Term Expiring at the Annual Meeting (Class 1 Directors)

Mr. Amoroso and Ms. Silverstein are Class 1 directors standing for election to the Board for a three-year term expiring at the 2026 annual meeting of stockholders. Mr. Amoroso and Ms. Silverstein have served as directors since 2021 and 2020, respectively. Mr. Amoroso’s and Ms. Silverstein’s terms will expire at the Annual Meeting. If elected at the Annual Meeting, they will serve for a term of three years expiring on the date of the annual meeting of stockholders in 2026. Mr. Amoroso and Ms. Silverstein exemplify how our Board values professional experience in business and the pharmaceutical industry, as well as strong moral character. It is this strong and unique background and sets of skills that our Board believes provide it, as a whole, with a strong foundation of technical expertise.

There is no family relationship among any of the directors or officers. The nominees have each consented to serve as a director and the Board has no reason to believe that they will be unavailable for such service.

Business and Experience of the Nominee for Director

Michael Amoroso, 45, has been Chairman of the Board since October 15, 2021 and has been a director since March 19, 2021. Mr. Amoroso served as our President and Chief Executive Officer from March 19, 2021 to October 15, 2021. Mr. Amoroso joined Abeona on July 9, 2020 as Chief Commercial Officer and was promoted to Chief Operating Officer on November 1, 2020. Since October 15, 2021, Mr. Amoroso has served as President and Chief Executive Officer of Precision BioSciences, Inc., a clinical stage biotechnology company dedicated to improving life with its novel and proprietary ARCUS genome editing platform. From August 2018 to January 2020, he served as Senior Vice President and Head of Worldwide Commercial Operations for Cell Therapy at Kite (a Gilead company), where he led all operations and functions charged with bringing the first wide-spread chimeric antigen receptor T-cell (“CAR T-cell”) therapy, YESCARTA®, to major world markets while also preparing the organization for its future cell therapy pipeline. Prior to his time at Kite, Mr. Amoroso served in senior level executive positions at Eisai Inc. from October 2017 to August 2018, Celgene Corporation (now a subsidiary of Bristol-Myers Squibb) from January 2011 to October 2017 and Aventis (now Sanofi) from 2001 to 2011. Mr. Amoroso has worked with companies in the small molecules, biologics, and cell and gene therapies space across large, medium, and small capitalization companies with his deepest areas of expertise in rare, oncological diseases. Mr. Amoroso earned his Executive M.B.A. in Management from the Stern School of Business, New York University, and his B.A. in Biological Sciences, summa cum laude, from Rider University. Mr. Amoroso’s qualifications to serve on our Board include his extensive experience in leading teams, both directly and indirectly, across clinical development, regulatory and medical affairs, corporate affairs, and commercial affairs, both in the U.S. and globally, with direct operational experience in various pharmaceutical companies.

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Christine Silverstein, 40, became a director in March 2020. Since May 2021, Ms. Silverstein has served as Chief Financial Officer of Excision Biotherapeutics, Inc., a clinical-stage biotechnology company developing CRISPR-based therapies intended to cure viral infectious diseases. From July 2020 to January 2021, Ms. Silverstein served as Chief Financial Officer of Emendo Biotherapeutics, a next generation gene-editing company that was acquired in December 2020 by AnGes, Inc., a biopharmaceutical company focused on gene-based medicines. Ms. Silverstein previously operated in various senior executive corporate finance roles within Abeona, including Chief Financial Officer from January 2019 to March 2020, Senior Vice President, Finance & Strategy from May 2018 to December 2018 and Vice President, Finance & Investor Relations from April 2016 to May 2018. Prior to joining Abeona in 2016, from 2014 to 2016, she served as Head of Investor Relations at Relmada Therapeutics, Inc., a late-stage biotechnology company addressing diseases of the central nervous system. Ms. Silverstein previously served in senior executive roles within a biotechnology venture fund and various capital markets advisory firms. Ms. Silverstein began her career in the financial services as an investment advisor at Royal Alliance Associates before moving to the biotechnology industry. Ms. Silverstein also serves on the Board of Directors of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS), a pharmaceutical company dedicated to the development of innovative therapeutics to treat seizure disorders. A member of CHIEF, Deloitte’s Chief Financial Officer Program, Women in Bio and the National Investor Relations Institute, Ms. Silverstein holds a B.S. from the Peter Tobin College of Business at St. John’s University and earned various accreditations from FINRA. Ms. Silverstein’s qualifications to serve on our Board include her extensive corporate strategic planning, capital markets and capital raising expertise, business development, compliance and crisis management experience.

Nomination and Election of Directors

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The committee may also ask the candidate to meet with Company management. If the committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend to the full Board that candidate’s election.

Before nominating a sitting director for reelection at an annual stockholder meeting, the committee will consider the director’s performance on the Board and whether the director’s reelection would be in the best interests of the Company’s stockholders and consistent with the Company’s corporate governance guidelines and continued compliance with applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company’s business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company’s business. When considering candidates for director, the committee takes into account a number of factors, including:

●	Independence from management;

●	Age, gender and ethnic background;

●	Relevant business experience;

●	Judgment, skill and integrity;

●	Existing commitments to other businesses;

●	Potential conflicts of interest;

●	Corporate governance background;

●	Financial and accounting background;

●	Executive compensation background; and

●	Size and composition of the existing Board.

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The Nominating and Corporate Governance Committee will consider additional candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or by the Nominating and Corporate Governance Committee. Stockholders wishing to suggest a candidate for director should write to the Company, c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103. When submitting candidates for nomination to be elected at the Company’s annual meeting of stockholders, stockholders must follow the notice procedures, which are described under the heading “Submission of Nominations and Proposals for the 2024 Annual Meeting” and include the following:

●	The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the committee;

●	The number of shares of Company capital stock owned by the stockholder as of the record date for the applicable annual stockholder meeting (if such date has been announced) and as of the date of the notice, and length of time such stockholder has held such shares;

●	The name, age and address of the candidate;

●	A description of the candidate’s business and educational experience;

●	The class and number of shares of Company capital stock, if any, owned by the candidate, and length of time such candidate has held such shares;

●	Information regarding each of the foregoing criteria the Board generally considers, other than the factor regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;

●	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;

●	A description of any relationship or understanding between the stockholder and the candidate;

●	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected;

●	A statement as to whether the director is independent under applicable SEC and Nasdaq rules; and

●	Such other information regarding each nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

In addition, pursuant to a Director Designation Agreement dated as of November 15, 2007, for as long as SCO Capital Partners LLC (“SCO Capital”), and its affiliates hold at least 20% of the Company’s Common Stock issued upon conversion of the shares of Series A Stock issued in connection with the Company’s 2007 note exchange, (a) SCO Capital shall have the right, from time to time, to designate two individuals, in the sole discretion of SCO Capital, to serve as directors of the Company (the “SCO Director Designees”), (b) the Company shall use its best efforts at all times to cause the number of directors to be fixed at a sufficient number such that at least two positions shall be available for the SCO Director Designees (the “SCO Board Seats”), (c) the Company shall use its best efforts to cause the SCO Director Designees to be nominated and elected for service as directors of the Company at each meeting of the Company’s stockholders held for the purpose of electing directors and (d) if at any time, or from time to time, one or more of the SCO Board Seats is or becomes vacant for any reason prior to the next annual meeting of stockholders, the Company shall use its best efforts to cause such vacancy to be filled with an SCO Director Designee.

For Proposal 1, the nominee will be elected upon the affirmative vote of a majority of the outstanding shares of Common Stock present through virtual attendance or by proxy at the Annual Meeting and entitled to vote on the Proposal. For Proposal 1, stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will have the effect of an “AGAINST” such proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 1.

The Board recommends that the stockholders vote “FOR” each of the nominees.

Information with Respect to Other Directors

Directors Whose Terms Expire at the Annual Meeting in 2024 (Class 2 Directors)

Leila Alland, M.D., 60, became a director on April 14, 2021 and currently serves as a member of the Nominating and Corporate Governance Committee and of the Compensation Committee. Dr. Alland, a pediatric hematologist-oncologist and accomplished physician-scientist, has been working in the biopharmaceutical industry since 2001 to bring novel therapies to patients. Since December 2019, Dr. Alland has served as Chief Medical Officer of PMV Pharmaceuticals, Inc., a Nasdaq-listed precision oncology company pioneering the discovery and development of small molecule, tumor-agnostic therapies targeting p53 mutants. From March 2018 to November 2019, Dr. Alland served as Chief Medical Officer of Affimed, a clinical-stage immuno-oncology company, and, from January 2016 to March 2018, Dr. Alland served as Chief Medical Officer of Tarveda Therapeutics, a clinical stage precision oncology company. Dr. Alland also held leadership positions at AstraZeneca, Bristol-Myers Squibb, Novartis, and Schering-Plough, where she worked on a broad range of oncology products from early to late stage development and contributed to multiple successful drug approvals. Dr. Alland obtained her medical degree from New York University School of Medicine and her B.A. in Biology from the University of Pennsylvania. She completed her residency in Pediatrics at The Children’s Hospital of Philadelphia, and her fellowship in Pediatric Hematology/Oncology at The New York Hospital and Memorial Sloan-Kettering Cancer Center. From 1994 to 2000, Dr. Alland served as Assistant Professor of Pediatrics at Albert Einstein College of Medicine where she was awarded the James S. McDonnell Foundation Scholar Award and pursued basic cancer research while also caring for children with cancer and blood disorders. Since 2020, Dr. Alland has served as Director on the Board of Cytovia Therapeutics, an immune-oncology company developing engineered cellular and antibody therapies to treat cancer. Dr. Alland is a member of the Scientific Advisory Council of Columbia University’s Center for Radiological Research, and serves as a scientific reviewer for the Cancer Prevention and Research Institute of Texas. Dr. Alland’s qualifications to serve on our Board include her leadership skills and her vast medical and scientific experience serving companies in the biotech and pharmaceutical field.

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Vishwas Seshadri, 47, was appointed our President, Chief Executive Officer and a director on October 15, 2021. Dr. Seshadri joined Abeona on June 1, 2021 as SVP, Head of Research and Clinical Development. Prior to joining Abeona, from October 2010 to May 2021, Dr. Seshadri served in roles of increasing responsibility at Celgene (now part of Bristol-Myers Squibb) focused on research & development and commercialization for novel therapies in hematology and oncology, most recently as Executive Director & Worldwide Brand Leader for Breyanzi® (lisocabtagene maraleucel; liso-cel), a CD19-directed chimeric antigen receptor (CAR) T-cell therapy for relapsed or refractory large B-cell lymphoma. While at Celgene, he led franchise-level marketing and the project management office for CAR T-cell commercialization and led teams supporting the successful global launch of Breyanzi. He also led development project teams for clinical development and regulatory submissions for REVLIMID (lenalidomide) in lymphoma, strategic go/no-go decisions for Avadomide and IMFINZI (durvalumab) while implementing program-wide efficiency measures, and managed post-marketing commitments for ISTODAX (romidepsin). In addition, Dr. Seshadri had held U.S. and global marketing lead roles for Abraxane in non-small cell lung cancer and pancreatic cancer. Previously, he was Head of Early-Stage Upstream Process Development for Biologics at Dr. Reddy’s Laboratories, where he led cell-line development, cGMP cell banking, characterization, and cell culture optimization for biosimilars. Dr. Seshadri completed his Ph.D. in Microbiology, Immunology & Molecular Biology and his post-doc in epigenetics at University of Arizona, and earned his M.B.A. in Finance and Healthcare from the Wharton School of the University of Pennsylvania. Dr. Seshadri’s qualifications to serve on our Board include his extensive experience across clinical development, regulatory and medical, corporate and commercial affairs, with direct operational experience in various pharmaceutical companies.

Directors Whose Terms Expire at the Annual Meeting in 2025 (Class 3 Directors)

Mark J. Alvino, 55, became a director on March 26, 2021 and currently serves as Chair of the Compensation Committee and as a member on the Audit Committee. Mr. Alvino had previously served as a member of our Board from March 2006 through April 15, 2020. Since October 2014, Mr. Alvino has served as President of Hudson Square Capital LLC. From 2013 to October 2014, Mr. Alvino was leading the Life Sciences efforts of Bradley Woods & Co. Ltd. Mr. Alvino was Managing Director for Griffin Securities from 2007 to 2013. He previously worked at Feinstein Kean Healthcare (an Ogilvy Public Relations Worldwide Company,) where he was Senior Vice President, responsible for managing both investor and corporate communications programs for many private and public companies and acted as senior counsel throughout the agency’s network of offices. Prior to working at Feinstein Kean Healthcare, Mr. Alvino served as Vice President of Investor Relations and managed the New York Office of Allen & Caron, Inc., an investor relations agency. His base of clients included medical devices, biotechnology, and e-healthcare companies. Mr. Alvino also spent several years working with Wall Street brokerages including Ladenburg, Thallman & Co. and Martin Simpson & Co. Mr. Alvino’s qualifications to serve on our Board include his leadership skills and his experience in the areas of financial management and business strategy in the biopharmaceutical field.

Faith L. Charles, 61, became a director on March 26, 2021 and currently serves as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Ms. Charles has been a corporate transactions and securities partner at the law firm of Thompson Hine, LLP, since 2010. She leads Thompson Hine’s Life Sciences practice and co-heads the securities practice, advising public and emerging biotech and pharmaceutical companies in the U.S. and internationally. Ms. Charles negotiates complex private and public financing transactions, mergers and acquisitions, licensing transactions and strategic collaborations. She serves as outside counsel to a myriad of life sciences companies and is known in the industry as an astute business advisor, providing valuable insights into capital markets, corporate governance and strategic development. From 2018 until October 2021, Ms. Charles served on the board of directors and as a member of the audit committee and chair of the compensation committee of Entera Bio, a publicly-traded biotechnology company. She also serves on the Board of Directors of several private life science companies. Ms. Charles founded the Women in Bio Metro New York chapter and chaired the chapter for five years. She currently serves on the national board of Women in Bio. Ms. Charles is also a member of the board of Red Door Community (formerly Gilda’s Club New York City.) She has been recognized as a Life Sciences Star by Euromoney’s LMG Life Sciences, has been named a BTI Client Service All-Star, and was named by Crain’s New York Business to the list of 2020 Notable Women in the Law. Ms. Charles holds a JD degree from The George Washington University Law School and a B.A. in Psychology from Barnard College, Columbia University. Ms. Charles is a graduate of Women in Bio’s Boardroom Ready Program, an Executive Education Program taught by The George Washington University School of Business. Ms. Charles’ qualifications to serve on our Board include her leadership skills and her vast legal experience representing companies in the biotech and pharmaceutical field.

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Donald A. Wuchterl, 53, became a director on April 14, 2021 and currently serves as member of the Nominating and Corporate Governance Committee. Since April 2021, Mr. Wuchterl has served as Senior Vice President and Chief Manufacturing Officer at T-knife Therapeutics, a next-generation T-cell receptor company developing innovative therapeutics for the benefit of solid tumor patients where he is responsible for all Chemistry, Manufacturing and Controls (“CMC”) functions. From 2016 to 2021, Mr. Wuchterl served as Senior Vice President, Technical Operations and Quality at Audentes Therapeutics (an Astellas company), a gene therapy company focused on developing and commercializing innovative products for patients living with serious, life-threatening rare neuromuscular diseases. From 2012 to 2016, Mr. Wuchterl served as Senior Vice President and Chief Operating Officer at Cytovance Biologics, a leading biopharmaceutical contract manufacturing company. Prior to Cytovance, Mr. Wuchterl held positions of increasing responsibility with Dendreon, Shire HGT, Amgen, Biogen Idec and Roche. Mr. Wuchterl has a B.S. in Business Administration from Colorado Technical University and an M.B.A. from Fitchburg State University. Mr. Wuchterl’s qualifications to serve on Abeona’s Board include his over 29 years of experience in the life sciences industries, with senior roles in operations and CMC across several different product types. He also brings significant experience building out and leading new current Good Manufacturing Practice (“cGMP”) organizations and facilities.

Directors Whose Terms Expire at the Annual Meeting and Who Are Not Standing for Reelection

Paul Mann, 47, became a director in June 2020 and serves as Chair of the Audit Committee. Mr. Mann has over 20 years of experience in the financial and biotechnology industries. Mr. Mann is currently the Chairman and Chief Executive Officer of ASP Isotopes since September 2021 and the Chairman of Varian Biopharmaceuticals since June 2020. Prior to this, Mr. Mann was a consultant and analyst for DSAM Partners, a global hedge fund, from April 2020 to March 2022. Prior to DSAM partners, Mr. Mann served as Chief Financial Officer at PolarityTE, Inc., a biotechnology and regenerative biomaterials company, from June 2018 to March 2020. From August 2016 to June 2018, he served as the Healthcare Portfolio Manager for Highbridge Capital Management. From August 2013 to March 2016, Mr. Mann served as an analyst with Soros Fund Management. Prior to joining Soros Fund Management, Mr. Mann was an analyst and portfolio manager with Lodestone Natural Resources and UBS from September 2011 to March 2013. Prior to moving to the buy-side, Mr. Mann spent 11 years as a sell-side analyst at Morgan Stanley and Deutsche Bank. He started his career as a research scientist at Procter & Gamble and he has an MA (Cantab) and an MEng in Chemical Engineering from Cambridge University. Mr. Mann is a CFA charter holder. Mr. Mann’s qualifications to serve on our Board include his extensive experience in the financial and biotechnology industries.

Todd Wider, M.D., 58, became a director in May 2015 and currently serves as a member of the Compensation Committee. Dr. Wider is a surgeon and has served as consultant to numerous entities in the biotechnology space. He has served as the Chairman and CMO of Emendo Biotherapeutics since 2019. In addition, Dr. Wider served as a director of ARYA Sciences Acquisition Corp. I (Nasdaq: ARYA) from October 2018 to March 2020, ARYA Sciences Acquisition Corp. II (Nasdaq: ARYB) from June 2020 to November 2020, and ARYA Sciences Acquisition Corp. III (Nasdaq: ARYA) from August 2020 to June 2021. Dr. Wider holds an M.D. from Columbia College of Physicians and a B.A. from Princeton University. Dr. Wider’s qualifications to serve our Board include his biotechnology expertise as well as his experience as a surgeon.

Information with Respect to Executive Officers

Please refer to the section above under the heading “Information with Respect to Other Directors” for information related to Mr. Amoroso.

Brendan O’Malley, J.D., Ph.D., 54, became our General Counsel on September 20, 2021. Dr. O’Malley joined Abeona in 2019 as Chief IP Counsel, bringing significant technical and legal expertise to the Abeona team. Prior to joining Abeona, he was a partner at the prominent New York patent litigation firm Fitzpatrick Cella Harper & Scinto, where he started his career as a summer associate in 2006, and then at Venable LLP, which merged with Fitzpatrick in 2018. While at Fitzpatrick and Venable, Dr. O’Malley litigated a wide variety of biopharmaceutical patent cases in the United States District Courts, at the Federal Circuit, and before the U.S. Patent and Trademark Office, negotiated numerous settlement and license agreements, and provided many patent opinions in connection with M&A due diligence in the biotech space. While attending law school at Benjamin N. Cardozo School of Law, Dr. O’Malley served as a judicial intern to Judge William H. Pauley in the U.S. District Court for the Southern District of New York. Before law school, he earned a Ph.D. in Molecular Biology & Microbiology from Tufts University School of Medicine, where he studied the role of protein-protein interactions in hepatitis virus assembly, and a B.S. degree magna cum laude from the University of Massachusetts Dartmouth.

Joseph Vazzano, 39, was appointed our Chief Financial Officer effective March 14, 2022. Before joining Abeona, Mr. Vazzano served as Chief Financial Officer of publicly-traded Avenue Therapeutics, Inc. (“Avenue”) from February 2019 to January 2022. Prior to that, he served as Avenue’s Vice President of Finance and Corporate Controller since August 2017. During his tenure at Avenue, Mr. Vazzano secured multiple equity financings for Avenue and served in a leadership role for signing a complex, two-stage acquisition of Avenue with future contingent value rights. Prior to joining Avenue, Mr. Vazzano served as Assistant Corporate Controller at publicly-traded Intercept Pharmaceuticals, Inc. from October 2016 to July 2017, where he helped grow the finance and accounting department during the company’s transition from a development-stage company to a fully integrated commercial organization. Mr. Vazzano has held various other financial roles at other publicly traded pharmaceutical companies such as Pernix Therapeutics, and NPS Pharmaceuticals. Mr. Vazzano, who is a Certified Public Accountant, began his career at KPMG LLP. Mr. Vazzano has a Bachelor of Science degree in Accounting from Lehigh University and is a Certified Public Accountant in the State of New Jersey.

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PROPOSAL 2

APPROVAL OF THE ABEONA THERAPEUTICS INC. 2023 EQUITY INCENTIVE PLAN

Overview

We are asking our stockholders to approve a proposal to adopt the Abeona Therapeutics Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) at our Annual Meeting. Our Board adopted the 2023 Equity Incentive Plan on March 31, 2023 upon recommendation of the Compensation Committee, subject to stockholder approval at the Annual Meeting. If approved by our stockholders, the 2023 Equity Incentive Plan will become effective as of the date of the stockholder approval (the “Effective Date”).

The 2023 Equity Incentive Plan is intended to replace the Abeona Therapeutics Inc. 2015 Equity Incentive Plan, as amended (the “Prior Plan”). No additional grants will be made under the Prior Plan on or after the effective date of the 2023 Equity Incentive Plan. Outstanding grants under the Prior Plan will continue to be in effect according to their terms.

If our stockholders do not approve the 2023 Equity Incentive Plan, we will continue to be able to grant awards under the Prior Plan. As of March 29, 2023, 136,069 shares of our Common Stock are available for grant under the Prior Plan.

The Board is seeking stockholder approval of the 2023 Equity Incentive Plan in order to (i) meet Nasdaq listing requirements, (ii) allow incentive stock options awarded under the 2023 Equity Incentive Plan to meet the requirements of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), (iii) continue to maintain a limit on annual compensation of non-employee directors, and (iv) conform to good corporate governance.

Reasons for the New Equity Incentive Plan

Equity incentive compensation programs play a pivotal role in the Company’s efforts to attract and retain key personnel essential to the Company’s long-term growth and financial success. We are asking our stockholders to approve the 2023 Equity Incentive Plan to assist the Company in attracting and retaining qualified personnel. If our stockholders do not approve the 2023 Equity Incentive Plan we will be limited in our ability to continue to issue awards in numbers sufficient to attract and motivate the highly skilled employees we need to recruit and retain.

Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in the highly competitive life sciences industry. We use equity awards to increase incentives on the part of employees, non-employee directors, consultants, and other key advisors who provide important services to the Company. We believe that providing an equity stake in the future success of our Company motivates these individuals to achieve our long-term business goals and to increase stockholder value. Their innovation and productivity are critical to our success. Accordingly, approving the 2023 Equity Incentive Plan is in the best interest of our stockholders because equity awards help us to:

●	attract, motivate, and retain talented employees, non-employee directors, consultants, and other key advisors;

●	align the interests of award recipients and stockholders; and

●	link compensation with Company performance.

We strongly believe that approval of 2023 Equity Incentive Plan will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees and other service providers.

Without an appropriate reserve of shares of Common Stock (“Shares”) to grant competitive equity-based incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain, and motivate the talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. Equity-based incentives, by contrast, directly align a portion of the compensation of our service providers with the economic interests of our stockholders.

For that reason, the Company has structured the 2023 Equity Incentive Plan to provide flexibility in designing equity incentive programs with a broad array of equity incentives, such as stock options, stock appreciation rights (“SARs”), stock awards, and restricted stock units and implement competitive incentive compensation programs for its employees and non-employee directors. The 2023 Equity Incentive Plan will be the only plan under which new equity awards may be granted to our employees and other service providers. If this Proposal 2 is not approved, then we would be at a disadvantage against our competitors for recruiting, retaining, and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.

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Highlights of the 2023 Equity Incentive Plan

The 2023 Equity Incentive Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the stockholders’ interests, as described below:

●	No evergreen authorization. The 2023 Equity Incentive Plan does not contain an “evergreen” Share reserve, meaning that the Share reserve will not be increased without further stockholder approval.

●	No liberal share recycling provisions. The 2023 Equity Incentive Plan prohibits the re-use of Shares withheld or delivered to satisfy the exercise price of a stock option or base price of a SAR or to satisfy tax withholding requirements associated with any award. The 2023 Equity Incentive Plan also prohibits “net share counting” upon the exercise of stock options or SARs and prohibits the re-use of Shares purchased on the open market with the proceeds of option exercises.

●	Limit on awards to non-employee directors. The 2023 Equity Incentive Plan imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee director in any year to $500,000 in total value.

●	Minimum vesting requirements. The 2023 Equity Incentive Plan requires a one-year minimum vesting schedule for awards, except that up to 5% of the Shares reserved for issuance (subject to certain adjustments) are available for grant without regard to this requirement, and awards granted to non-employee directors on the date of an annual stockholders’ meeting satisfy this requirement if they provide for vesting at the stockholders’ meeting immediately following the grant date (but in any event not less than 50 weeks following the date of grant).

●	Ban on in-the-money stock options and SARs. The 2023 Equity Incentive Plan prohibits the grant of stock options or stock appreciation rights with an exercise price or base price that is less than fair market value on the date of grant.

●	No repricing or grant of discounted stock options or SARs. The 2023 Equity Incentive Plan prohibits repricing of options or SARs either by amending an existing award or substituting a new award for a cancelled award that has an exercise price or base amount less than the exercise price or base amount applicable to the original award.

●	No single-trigger acceleration. The 2023 Equity Incentive Plan does not provide for automatic vesting acceleration of awards in connection with a change in control of the Company.

●	No dividends on unvested awards. The 2023 Equity Incentive Plan prohibits dividends or dividend equivalents to be granted in connection with stock options or SARs and prohibits payment of dividends or dividend equivalents on unvested awards until the underlying awards have vested.

●	Subject to applicable clawback policies. Awards granted under the 2023 Equity Incentive Plan are subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be approved or implemented by the Board or the Compensation Committee from time to time.

●	Administered by an independent committee. The 2023 Equity Incentive Plan will be administered by an independent committee of the Board.

Determination of the Number of Shares Available for Awards under the Amended Equity Plan

If this Proposal 2 is approved by our stockholders, subject to adjustments as described below, the maximum aggregate number of Shares that may be issued under the 2023 Equity Incentive Plan will be 1,700,000. In addition, subject to adjustments described below, any Shares reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date and Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled, or forfeited or exchanged for any reason without issuance of such Shares will be available for new awards under the 2023 Equity Incentive Plan.

In determining the number of Shares to be authorized for issuance under the 2023 Equity Incentive Plan, the Board worked with Aon Radford and considered a number of factors, including burn rate, the number of Shares needed for future awards, a dilution analysis, and competitive data from relevant peer companies. As of March 29, 2023, 136,069 Shares remain available for awards under the Prior Plan and the Board took such Shares into account when determining the number of Shares to be available under the 2023 Equity Incentive Plan.

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Dilution Analysis

The table below shows our potential dilution levels based on our Common Stock outstanding as of March 29, 2023, the new Shares requested for issuance under the 2023 Equity Incentive Plan and our total equity awards outstanding as of December 31, 2022. The Board believes that the number of Shares requested under the 2023 Equity Incentive Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards.

Potential Overhang with 1,700,000 Requested Shares

Stock Options Outstanding as of December 31, 2022	240,770
Weighted Average Exercise Price of Stock Options Outstanding as of December 31, 2022	$37.04
Weighted Average Remaining Term of Stock Options Outstanding as of December 31, 2022	6.4 years
Outstanding Full Value Awards as of December 31, 2022(1)	816,958
Total Equity Awards Outstanding as of December 31, 2022(2)	1,057,728
Shares Available for Grant under the Prior Plan as of December 31, 2022(3)	109,544
Shares Requested for the 2023 Equity Incentive Plan	1,700,000
Total Potential Overhang under the 2023 Equity Incentive Plan(4)	2,867,272
Shares of Common Stock Outstanding as of March 29, 2023	17,831,018
Fully Diluted Shares(5)	20,698,290
Potential Dilution of 1,700,000 Shares as a Percentage of Fully Diluted Shares	8.2%

(1)	“Full Value Awards” includes restricted stock awards granted under the Prior Plan and as inducement awards that qualify for the inducement grant exception to the shareholder approval requirements of the Nasdaq Stock Market set forth in Rule 5635(c)(4) (“Inducement Awards”).

(2)	“Total Equity Awards” represents the sum of outstanding stock options and outstanding Full Value Awards, in each case as of December 31, 2022. No additional awards will be granted under the Prior Plan upon approval of the 2023 Equity Incentive Plan. Any Shares that remain available for awards under the Prior Plan will be available under the 2023 Equity Incentive Plan.

(3)	As of the Effective Date, the Shares available for grant on the Effective Date under the Prior Plan will be available for grant under the 2023 Equity Incentive Plan and no Shares will be available for grant under the Prior Plan.

(4)	“Total Potential Overhang” includes the sum of the total number of equity awards outstanding as of December 31, 2022, the number of Shares available for grant under the Prior Plan as of December 31, 2022, and the number of shares requested for the 2023 Equity Incentive Plan.

(5)	“Fully Diluted Shares” reflects the sum of the total number of Shares outstanding as of March 29, 2023, the total number of equity awards outstanding as of December 31, 2022, the number of Shares available for grant under the Prior Plan as of December 31, 2022, and the number of additional Shares requested for grant under the 2023 Equity Incentive Plan.

Burn Rate

In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our past Share usage (referred to as “burn rate”) each year and over time. The table below sets forth the following information regarding the awards granted under the Prior Plan and as Inducement Awards: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows: (1) all stock options and full value awards granted in the applicable year, divided by (2) the weighted average number of Shares outstanding for the applicable year.

	2022	2021	2020	3 - Year Average
Stock Options/Restricted Stock Granted	787,482	310,719	317,418
Weighted Average Shares of Common Stock Outstanding as of applicable fiscal year-end	7,861,515	3,937,676	3,706,543

Burn Rate	10.0%	7.9%	8.6%	8.8%

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The burn rate means that we used an annual average of 8.8% of the weighted average Shares outstanding for awards granted or earned over the past three years.

Summary of Abeona Therapeutics Inc. 2023 Equity Incentive Plan

The material terms of the 2023 Equity Incentive Plan are summarized below. A copy of the full text of the 2023 Equity Incentive Plan is attached to this proxy statement as Appendix A. This summary of the 2023 Equity Incentive Plan is not intended to be a complete description of the 2023 Equity Incentive Plan and is qualified in its entirety by the actual text of the 2023 Equity Incentive Plan to which reference is made. Capitalized terms used, but not defined, in the following summary have the meaning assigned to those terms in the 2023 Equity Incentive Plan.

Purpose

The 2023 Equity Incentive Plan is intended to provide participants with an incentive to contribute materially to the Company’s growth by aligning the economic interests of the participants with those of the Company’s stockholders.

Types of Awards

The 2023 Equity Incentive Plan provides for the issuance of stock options (including incentive stock options and nonqualified stock options), SARs, stock awards, stock units, and other stock-based awards to employees, non-employee directors, and consultants of the Company or its subsidiaries.

Administration

The 2023 Equity Incentive Plan will be administered by the Compensation Committee. The Compensation Committee can delegate authority to administer the 2023 Equity Incentive Plan to one or more subcommittees of the Compensation Committee, as it determines to be appropriate. In addition, subject to compliance with applicable laws and applicable stock exchange requirements, the Compensation Committee may delegate some or all of its authority to our chief executive officer or our chief financial officer, with respect to grants of awards to employees or advisors and consultants who are not executive officers or directors subject to reporting obligations under Section 16 of the Exchange Act.

The Compensation Committee will determine (1) the individuals who will receive awards under the 2023 Equity Incentive Plan; (2) the type, size, terms and conditions of awards under the 2023 Equity Incentive Plan; (3) when grants of awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (4) determine the amounts payable based on whether performance goals were met, with discretion to make adjustments to the amounts payable as the Compensation Committee deems appropriate and in the Company’s best interests; (5) when to amend previously granted awards, subject to the limitations set forth in the 2023 Equity Incentive Plan; (6) determine and adopt the terms and guidelines that apply to individuals living outside the U.S. who receive grants under the 2023 Equity Incentive Plan; and (7) deal with any other matters arising under the 2023 Equity Incentive Plan.

The term “Committee” in this description of the 2023 Equity Incentive Plan will refer to the Compensation Committee, our Board, or any subcommittee, as applicable, that has authority with respect to a specific grant.

Shares Subject to the 2023 Equity Incentive Plan

Subject to adjustment described below, our 2023 Equity Incentive Plan authorizes the issuance or transfer of up to 1,700,000 Shares. The 2023 Equity Incentive Plan also provides that Shares reserved for issuance under the Prior Plan that remain available for grant as of the Effective Date and Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date of the 2023 Equity Incentive Plan, expires, or is terminated, surrendered, cancelled, exchanged, or forfeited for any reason without issuance of such Shares will be available for new grants under the 2023 Equity Incentive Plan. Subject to adjustment, as described below, the aggregate number of Shares available for issuance or transfer under the 2023 Equity Incentive Plan pursuant to incentive stock options cannot exceed 1,700,000 Shares.

The Shares issuable under the 2023 Equity Incentive Plan may be drawn from Shares of authorized but unissued common stock or from Shares that we acquire, including Shares purchased on the open market.

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If awards granted under the 2023 Equity Incentive Plan expire, terminate, or are surrendered, cancelled, forfeited, or exchanged without having been exercised, vested or paid in Shares, subject to such awards will again be available for purposes of the 2023 Equity Incentive Plan. Shares surrendered in payment of an option’s exercise price, including options granted under the Prior Plan, are not available for re-issuance under the 2023 Equity Incentive Plan. Furthermore, Shares withheld or surrendered for payment of taxes with respect to awards, including such awards granted under the Prior Plan, are not available for reissuance. If SARs are granted, the full number of Shares subject to the SARs are considered issued under the 2023 Equity Incentive Plan, without regard to the number of Shares issued upon exercise of the SARs. If grants of awards are settled in cash rather than Shares, any Shares that were previously subject to such awards will again be available for issuance or transfer under the 2023 Equity Incentive Plan. If we repurchase the Shares on the open market with proceeds from an option’s exercise price (including options granted under the Prior Plan), then such Shares cannot be made available for issuance under the 2023 Equity Incentive Plan.

The number of Shares available under the 2023 Equity Incentive Plan will not be reduced by the Shares that are issued or transferred under awards made pursuant to an assumption, substitution, or exchange for previously granted awards of a company that we acquired in a transaction. Additionally, subject to applicable stock exchange listing and Code requirements, Shares available under an acquired company’s stockholder approved plan, as adjusted, may be used by the Company for grants of awards under the 2023 Equity Incentive Plan, and they will not reduce the 2023 Equity Incentive Plan’s Share reserve.

Non-Employee Director Limit

Subject to adjustment, as described below, the maximum aggregate grant date value of Shares (as determined for financial reporting purposes) granted to any non-employee director in a calendar year, taken together with any cash fees earned by such non-employee director for services rendered as a non-employee director during the calendar year, cannot exceed $500,000 in total value. This calculation excludes the value of any dividend equivalents paid pursuant to grants of awards from any previous year.

Adjustments

If there is any change in the number or kind of Shares outstanding because of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split, or combination or exchange of shares; (ii) a merger, reorganization, or consolidation; (iii) a reclassification or change in par value of Shares; or (iv) any other extraordinary or unusual event affecting the outstanding common stock as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced because of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the Compensation Committee will equitably adjust the following:

●	the maximum number and kind of Shares available for issuance under the 2023 Equity Incentive Plan,

●	the maximum grant date value of awards that a non-employee director may receive in a year (calculated as described above),

●	the number and kind of Shares issued and to be issued under the 2023 Equity Incentive Plan,

●	the price per Share or applicable market value of awards will be equitably adjusted by the Compensation Committee, and

●	exercise price of options, base amount of SARs, performance goals or other terms and conditions that the Compensation Committee deems appropriate and subject to the 2023 Equity Incentive Plan’s repricing restrictions.

The Compensation Committee will make adjustments to reflect changes in the number, kind, or value or Shares issued to prevent, to the extent possible, the enlargement or dilution of rights and benefits under the 2023 Equity Incentive Plan and for any outstanding awards, in each case subject to and consistent with applicable law. The Compensation Committee will eliminate any fractional Shares resulting from adjustment.

The Compensation Committee may also make adjustments to the terms and conditions of outstanding awards in recognition of unusual or nonrecurring events, including acquisitions and dispositions of business assets, which affect the Company, its subsidiaries or business units, or any financial statements of the Company or its subsidiaries, or in response to changes in applicable laws, regulations, or accounting principles. In the event of certain transactions that represent a change in control (as described below), the change in control provisions of the 2023 Equity Incentive Plan apply.

Lastly, the Compensation Committee has sole discretion and authority to determine the adjustments to be made, and adjustments by the Compensation Committee are final, binding, and conclusive.

Eligibility

All employees and non-employee directors, and certain key advisors (including consultants and advisors of the Company) that provide services to us and our subsidiaries are eligible to participate in the 2023 Equity Incentive Plan. The Compensation Committee will select which eligible services providers will receive grants of awards under the 2023 Equity Incentive Plan. As of March 29, 2023, approximately 73 employees, 8 non-employee directors and 30 consultants and advisors would have been eligible to participate in the 2023 Equity Incentive Plan if the 2023 Equity Incentive Plan were in effect on such date.

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Vesting and Minimum Vesting Requirements

The Compensation Committee determines the vesting and exercisability terms of awards granted under the 2023 Equity Incentive Plan and such awards will have regular vesting schedules that provide that no portion of an award will vest earlier than one year from the draft of grant. However, (i) awards granted to non-employee directors will be deemed to satisfy this minimum vesting requirement if granted on the date of our annual meeting of stockholders and vest on the date of our annual meeting of stockholders immediately following the date of grant (but in any event, not less than 50 weeks), and (ii) up to 5% of the Shares reserved under the 2023 Equity Incentive Plan as of the Effective Date (subject to adjustment described above) may be granted without regard to this minimum vesting requirement. The Compensation Committee may accelerate vesting of any award in its discretion.

Options

Under our 2023 Equity Incentive Plan, the Compensation Committee may grant incentive stock options and nonqualified stock options. Incentive stock options may be granted to employees of the Company or any parent or subsidiary of the Company, according to Section 424 of the Code. Nonqualified stock options may be granted to employees, non-employee directors, and key advisors. The exercise price of an option granted under the 2023 Equity Incentive Plan will be determined by the Compensation Committee but cannot be less than the fair market value of a Share on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a Share on the date the option is granted.

The Compensation Committee will determine the term of an option, with a term limit of no more than 10 years from the date of grant. However, an incentive stock option that is granted to a 10% stockholder, cannot have a term that exceeds five years from the date of grant.

Subject to the minimum vesting requirements of the 2023 Equity Incentive Plan, options will become exercisable according to the terms and conditions set by the Compensation Committee in the award agreement. The Compensation Committee may accelerate the exercisability of any outstanding options at any time and for any reason. The Compensation Committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment or service. Any options granted to non-exempt employees cannot be exercisable for at least six months after the grant date, except as determined by the Compensation Committee.

A participant can exercise an option that has become exercisable by delivering a notice of exercise to the Company. The exercise price for any option is generally payable in cash or check. In certain circumstances, as permitted by the Compensation Committee, the exercise price may be paid by the surrender of Shares with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Compensation Committee approves.

Stock Awards

The Compensation Committee may grant stock awards of our common stock to anyone eligible under the 2023 Equity Incentive Plan. Stock awards may be subject to restrictions as the Compensation Committee determines. The restrictions, if any, may lapse over a specified period or based on the satisfaction of pre-established criteria, as determined by the Compensation Committee, including, but not limited to, restrictions based on the achievement of performance goals. The award agreement will set the period of time during which the stock awards will be subject to restrictions, during which time a participant cannot sell, assign, transfer, pledge, or otherwise dispose of the shares of a stock award, except as permitted by the Compensation Committee.

If a participant ceases to be employed by or provide services to the Company during any restricted period, or if other specified conditions are not met, any unvested portion of the stock award will be forfeited, unless the Compensation Committee determines otherwise.

Unless otherwise determined by the Compensation Committee, a participant will have the right to vote and the right to receive dividends or other distributions paid on the shares, subject to any restrictions, including the achievement of performance goals, that the Compensation Committee may determine. Dividends with respect to stock awards will only vest if and to the extent that the underlying stock award vests, as determined by the Compensation Committee.

Stock Units

The Compensation Committee may grant stock units to anyone eligible to participate in the 2023 Equity Incentive Plan. Stock units represent hypothetical Shares, and each represents a right that a participant has to receive a Share or amount of cash based on the common stock’s value, if and when specified conditions are met.

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Stock units become payable if certain conditions or circumstances are met, including specified performance goals. The Compensation Committee may accelerate vesting or payment for any reason and at any time, provided that the acceleration complies with Section 409A of the Code. Payment for stock units can be made in common stock, cash, or any combination of the two as determined by the Compensation Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Compensation Committee determines otherwise.

Stock Appreciation Rights

The Compensation Committee may grant SARs to anyone eligible for the 2023 Equity Incentive Plan separately or in tandem with any option. Tandem SARs for non-qualified stock options may be granted at the time an option is granted or while an option is outstanding. In the case of incentive stock options, SARs may only be granted at the time the incentive stock option is granted. The Compensation Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant, as well as the vesting and other restrictions applicable to the exercisability of a SAR.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us or during an applicable period following termination. If a SAR is granted to a non-exempt employee, it may not be exercisable for at least six months after the date of grant.

When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the SAR. The appreciation of a SAR will be paid in Shares, cash or both.

The term of any SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the Compensation Committee determines otherwise.

Other Stock-Based Awards

The Compensation Committee may grant other stock-based awards that are based on or measured by our common stock to anyone who is eligible to participate in the 2023 Equity Incentive Plan, subject to terms and conditions set by the Compensation Committee. Other stock-based awards may be subject to the achievement of performance goals or criteria, and may be payable in cash, Shares, or a combination of the two, as determined by the Compensation Committee.

Dividend Equivalents

The Compensation Committee may grant dividend equivalents in connection with stock units or other stock-based awards, either in the award agreement or at any point following the grant of the stock unit or other stock-based award. Dividends and dividend equivalents granted in connection with an award of stock units or other stock-based award will vest and be paid only if and to the extent that the underlying award of stock units or other stock-based award is vested and paid. Dividend equivalents may be payable in cash or Shares and upon terms and conditions set by the Compensation Committee.

Dividends and dividend equivalents may not be granted in connections with options or SARs.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company, the Compensation Committee may not (i) amend the terms of any outstanding stock options or SARs to reduce the exercise price or base price, as applicable; (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base price that is lower than the exercise price or base price of the original option or SAR; or (iii) cancel outstanding stock options or SARs with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.

Change in Control

If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding grants that are not exercised, unvested or paid at the time of the change in control will be assumed by or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by the surviving corporation (or a parent or subsidiary of the surviving corporation).

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Unless the Compensation Committee or applicable award agreement provides otherwise, if a participant’s employment or service to the Company is terminated involuntarily upon or within 12 months following a change in control, the participant’s awards become fully vested as of the date of such termination. For awards that become vested based, in whole or in part, on performance, the applicable award agreement must specify how to calculate the portion of such grant that becomes vested.

If there is a change in control and all outstanding grants are not assumed by or replaced with grants that have comparable terms by the surviving company, then the Compensation Committee may (but is not required to) adjust the terms and conditions of outstanding awards, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

●	determine that outstanding options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards, and dividend equivalents immediately lapse;
●	determine that participants will receive payment, in an amount and form determined by the Compensation Committee, in settlement of outstanding stock units, other stock-based awards, or dividend equivalents;
●	require that participants surrender their outstanding stock options and SARs in exchange for a payment by the Company, in cash or Shares, equal to the difference between the exercise price and the fair market value of the underlying Shares; provided, however, if the per Share fair market value of our common stock does not exceed the per Share stock option exercise price or SAR base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or SAR; or
●	after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Compensation Committee.

In general terms, a change in control under the 2023 Equity Incentive Plan occurs if:

●	the consummation of a transaction where a person, entity or affiliated group, with certain exceptions, acquires more than 50% of our then-outstanding voting securities;
●	we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;
●	we merge into another entity and the members of our Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;
●	we sell or dispose of all or substantially all of our assets;
●	we consummate a complete liquidation or dissolution; or
●	a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Compensation Committee may permit or require participants to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to the participant in connection with a grant under the 2023 Equity Incentive Plan. The Compensation Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Valuation

The fair market value per Share on any relevant date under the 2023 Equity Incentive Plan will be deemed to be equal to the closing sale price per Share during regular hours trading on the relevant date on Nasdaq (or any other national securities exchange on which our Common Stock is at the time primarily traded). If there is no closing selling price for Common Stock on the date in question, then the fair market value shall be the last reported sale price during regular trading hours on the last preceding date for which a sale was reported. On March 29, 2023, the fair market value per Share of our Common Stock was $2.81.

Withholding

All awards under the 2023 Equity Incentive Plan are subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require participants or other persons receiving or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant. We may also take any other actions that the Compensation Committee deems advisable to enable us to satisfy our withholding tax and other tax obligations with respect to any award made under the 2023 Equity Incentive Plan.

The Compensation Committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock be paid by having Shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state and local tax liabilities, or as otherwise determined by the Compensation Committee. In addition, the Compensation Committee may, in its discretion, and subject to such rules as the Compensation Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

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Transferability

Except as permitted by the Compensation Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. The Compensation Committee may provide in an award agreement that a participant may transfer non-qualified stock options and stock awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the 2023 Equity Incentive Plan at any time, except that the Board must receive stockholder approval to do so if required to comply with the Code, applicable law, or applicable stock exchange requirements.

The 2023 Equity Incentive Plan will terminate on the day immediately preceding the 10th anniversary of its Effective Date, unless terminated earlier by the Board or unless the Board, with stockholder approval, extends the term of the 2023 Equity Incentive Plan.

If a termination or amendment occurs after an award is made, it will not materially impair the rights of a participant with respect to the award, unless the participant consents or the Compensation Committee acts in compliance with applicable law or other exceptions set forth in the 2023 Equity Incentive Plan.

Establishment of Sub-Plans

Our Board may from time to time establish one or more sub-plans under the 2023 Equity Incentive Plan to satisfy applicable blue sky, securities or tax laws of various jurisdiction. The Board will establish sub-plans by setting forth the Compensation Committee’s discretionary limits under the 2023 Equity Incentive Plan and any additional terms and conditions not otherwise inconsistent with the 2023 Equity Incentive Plan.

Clawback

All grants of awards under the 2023 Equity Incentive Plan will be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that the Board or Compensation Committee may implement or approve at any time. We may offset any payments due under the 2023 Equity Incentive Plan to a participant where repayment is required by an applicable clawback or recoupment policy, subject to applicable law.

Subject to applicable law, the Compensation Committee may provide in any award agreement that if a participant breaches any restrictive covenant obligation or agreement between the participant and us, or otherwise engages in activities that constitute misconduct either while employed by, or providing services to, us or within a specified period thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or SAR and the vesting of any other award and delivery of Shares upon such exercise or vesting, as applicable on such terms as the Compensation Committee will determine, including the right to require that in the event of any rescission:

●	the participant must return the Shares received upon the exercise of any option or SAR or the vesting and payment of any other grants; or
●	if the participant no longer owns the Shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares (if the participant transferred the Shares by gift or without consideration, then the fair market value of the Shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

Payment by the participant will be made in such manner and on such terms and conditions as may be required by the Compensation Committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.

Certain Federal Income Tax Aspects

The following is a summary of certain federal income tax consequences of awards under the 2023 Equity Incentive Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

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Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any Shares received upon the exercise of an option will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the optionee) depending upon the length of time such Shares were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

Stock Awards

A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the Shares at the time the Shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the Shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the Shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such Shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the Shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Shares received upon exercise of a SAR will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Other Stock-Based Awards

With respect to other stock-based awards granted under the 2023 Equity Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any Shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

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Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2023 Equity Incentive Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. While the Compensation Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Compensation Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

New Plan Benefits

Future benefits under the 2023 Equity Incentive Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable.

Because future grants of awards under the 2023 Equity Incentive Plan, if approved, would be subject to the discretion of the Board or Compensation Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time. No awards have been previously granted that are contingent on the approval of the 2023 Equity Incentive Plan.

Proposal 2 will be approved upon the affirmative vote of a majority of the outstanding Shares present through virtual attendance or by proxy at the Annual Meeting and entitled to vote on the proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 2.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the approval of the 2023 Equity Incentive Plan as set forth in this Proxy Statement for the Annual Meeting

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PROPOSAL 3

 ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Our executive compensation programs are designed to attract, motivate, and retain our management talent, including the named executive officers, and to reward them for strong Company performance and successful execution of our key business plans and strategies. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased stockholder value. The Compensation Committee of the Board of Directors regularly reviews the Company’s compensation programs to confirm that they are achieving these goals. Please read the information under the heading “Executive Compensation” above for additional information about the compensation of our named executive officers in 2022.

We are asking our stockholders to indicate their support for our named executive officer compensation for fiscal year 2022 as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation for the most recently completed fiscal year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices as described in this proxy statement. While this vote is non-binding on us, our Compensation Committee values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. Accordingly, our Board recommends stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers during the fiscal year ended December 31, 2022, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”

Required Vote

Proposal 3 will be approved on an advisory basis upon the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on such proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for Proposal 3.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the advisory approval of the compensation of our named executive officers as set forth in this proxy statement for the Annual Meeting.

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PROPOSAL 4

 RATIFICATION OF APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Whitley Penn LLP, an independent registered public accounting firm, has been our independent registered public accounting firm since September 2006. The Board has recommended that the stockholders ratify the reappointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the current year, fiscal year 2023.

A representative of Whitley Penn LLP is not expected to be present at the Annual Meeting but will be available to respond to appropriate questions in writing.

Ratification by stockholders is not required. If Proposal 4 is not approved by the stockholders, the Board does not plan to change the appointment for fiscal year 2023 but will consider such vote in selecting our independent registered public accounting firm for fiscal year 2024.

Required Vote

Proposal 4 will be approved upon the affirmative vote of a majority of shares of Common Stock present through virtual attendance or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have the effect of a vote “AGAINST” Proposal 4. Brokers may vote on Proposal 4 absent instructions from the beneficial owner.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Independent Auditor Fees

The following table presents fees for professional audit services rendered by Whitley Penn LLP for the audit of our annual financial statements for the years ended December 31, 2022 and 2021, and fees billed for other services rendered during the respective periods.

Types of Fees	2022	2021
Audit Fees(1)	$190,000	$153,000
Audit-Related Fees(2)	$47,000	$74,000
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0

(1)	Audit fees for 2022 and 2021 were for professional services rendered for the audit of our financial statements for the fiscal year and reviews of our quarterly financial statements included in our Form 10-Q filings.

(2)	Audit-related fees are for services related to our registration statements on Forms S-3 and S-8 and other fees.

(3)	Tax fees are for professional services rendered for tax compliance, tax advice, and tax planning service.

(4)	All other fees are for services, other than those described above, rendered to us.

All decisions regarding the selection of an independent registered public accounting firm and approval of accounting services and fees are made by our Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.

The Audit Committee selected Whitley Penn LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Whitley Penn LLP has served as Abeona’s independent registered public accounting firm since September 2006.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement with respect to such services. The Audit Committee approved all of the services listed under the preceding captions “Audit Fees” and “Audit-Related Fees.”

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OTHER MATTERS

As of the date of this proxy statement, the Board is not aware of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board as of the date of this proxy statement should properly come before the Annual Meeting; (ii) a person not named herein is nominated at the Annual Meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this proxy statement and the form of proxy, subject to applicable laws and our Certificate of Incorporation and Bylaws, should come before the Annual Meeting; or (iv) any matters should arise incident to the conduct of the Annual Meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

SUBMISSION OF NOMINATIONS AND PROPOSALS FOR THE 2024 ANNUAL MEETING

The 2024 annual meeting of stockholders is expected to be held on or about May 31, 2024. The Board will make provisions for the presentation of proposals submitted by eligible stockholders who have complied with the relevant rules and regulations of the SEC as well as those contained in our Certificate of Incorporation and Bylaws. These requirements are summarized above under the heading “Nomination and Election of Directors.” A stockholder may nominate directors at the 2024 annual meeting of stockholders by submitting the nomination to the Company not later than 120 calendar days in advance of such meeting in accordance with our Certificate of Incorporation. Additionally, with respect to stockholder nominations and proposals to be included in the Company’s proxy statement under Rule 14a-8 under the Exchange Act (“Rule 14a-8”), we must have received such nominations or proposals no later than April 13, 2024.

STOCKHOLDERS SHARING AN ADDRESS OR HOUSEHOLD

Only one copy of our Annual Report and Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.

We will deliver promptly upon written or oral request a separate copy of our Annual Report and Proxy Statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our Annual Report and Proxy Statement, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to the Company at c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103 or call the Company at 646-813-4701.

COST AND METHOD OF SOLICITATION

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Abeona in person or by telephone, email or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Stock.

FORM 10-K

Our annual report on Form 10-K for the 2022 fiscal year is available without charge to each stockholder, upon written request to the Company at c/o Investor Relations, 6555 Carnegie Ave., 4th Floor, Cleveland, OH 44103 and is also available on our website at www.abeonatherapeutics.com under the heading “Investors & Media—SEC Filings.”

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APPENDIX A

Abeona Therapeutics Inc. 2023 Equity Incentive Plan

ABEONA THERAPEUTICS INC.
2023 EQUITY INCENTIVE PLAN

Section 1. Effectiveness and Purpose.

Effective as of the Effective Date, the Abeona Therapeutics Inc. 2023 Equity Incentive Plan (as may be amended from time to time, the “Plan”) is hereby established.

The purpose of the Plan is to provide employees of Abeona Therapeutics Inc., a Delaware corporation (together with its successors, the “Corporation”), and its Subsidiaries, certain consultants and advisors who perform services for the Corporation or its Subsidiaries, and non-employee members of the Board, with the opportunity to receive grants of equity awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards. Capitalized terms used in the Plan and not otherwise defined herein shall have the meaning assigned to them in Section 2.

The Corporation believes that the Plan will encourage the participants to contribute materially to the growth of the Corporation, thereby benefitting the Corporation’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan is intended to replace the Prior Plan. No additional grants shall be made under the Prior Plan on or after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

Section 2. Definitions.

The following terms shall have the meanings set forth below for purposes of the Plan:

(a) “Affiliate” means, when used with reference to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, or owns greater than 50% of the voting power in, the specified Person (the term “control” for this purpose means the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, independently to select the managing partner of a partnership or the managing member or the majority of the managers, as applicable, of a limited liability company, or otherwise to have the power independently to remove and then select a majority of those Persons exercising governing authority over an entity, and control shall be conclusively presumed in the case of the direct or indirect ownership of 50% or more of the voting equity interests in the specified Person).

(b) “Award” means an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.

(d) “Board” means the Board of Directors of the Corporation.

(e) “CEO” means the Chief Executive Officer of the Corporation.

(f) “Change in Control” means a change in ownership or control of the Corporation effected through any of the following transactions:

(i) any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the voting power of the then-outstanding securities of the Corporation; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Corporation becomes a direct or indirect subsidiary of another Person and in which the stockholders of the Corporation, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than fifty percent (50%) of the voting power of the then-outstanding securities of such other Person;

(ii) the consummation of (A) a merger or consolidation of the Corporation with another Person where, immediately after the merger or consolidation, the stockholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than fifty percent (50%) of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Corporation;

(iii) a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or

(iv) the consummation of a complete dissolution or liquidation of the Corporation.

The Committee may modify the definition of Change in Control for a particular Award as the Committee deems appropriate to comply with Section 409A of the Code. Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to Section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i)-(iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Corporation under Section 409A of the Code.

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(g) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(h) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.

(i) “Common Stock” means common stock, par value $.01 per share, of the Corporation, and such other securities as may be substituted for Common Stock pursuant to Section 5(c) or Section 5(e).

(j) “Disability” or “Disabled” has the meaning set forth in an applicable Award Agreement or employment or services agreement with a Participant, and in the absence of the forgoing, means (i) the Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant, or (ii) if no long-term disability plan is applicable to the Participant, the Participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of six months or more.

(k) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Common Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Corporation on its outstanding Common Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Common Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(l) “Effective Date” means the date the Plan is approved by the Corporation’s stockholders.

(m) “Employed by, or providing service to, the Employer” means employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a Subsidiary and that entity ceases to be a Subsidiary, the Participant will be deemed to cease employment or service when the entity ceases to be a Subsidiary, unless the Participant transfers employment or service to an Employer. If a Participant has military, sick leave or other bona fide leave, the Participant will not be deemed to cease employment or service solely as a result of such leave; provided that such leave does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for all or a portion of the period of such leave, or that vesting shall be tolled during such leave and only recommence upon the Participant’s return from such leave.

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(n) “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(o) “Employer” means the Corporation and its Subsidiaries.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exercise Price” means the per share price at which shares of Common Stock may be purchased under an Option, as designated by the Committee.

(r) “Fair Market Value” means:

(i) If the Common Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Common Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Common Stock is not principally traded on any such exchange, the last reported sale price of a share of Common Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii) If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.

(s) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.

(t) “Involuntary Termination” has the following meaning with respect to each Award made under the Plan:

(i) Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination means such individual’s involuntary dismissal or discharge by the Employer for reasons other than Misconduct.

(u) “Key Advisor” means a consultant or advisor of the Employer.

(v) “Misconduct” has the following meaning with respect to each Award made under the Plan:

(i) Misconduct shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

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(ii) In the absence of any other Misconduct definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Misconduct means the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation or any Affiliate, or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation or any Affiliate in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Employer to discharge or dismiss any Participant, employee or other person in the service of the Employer for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(w) “Non-Employee Director” means a member of the Board who is not an Employee.

(x) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.

(y) “Option” means an option to purchase shares of Common Stock, as described in Section 7.

(z) “Other Stock-Based Award” means any Award based on, measured by or payable in Common Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 11.

(aa) “Participant” means an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.

(bb) “Performance Goals” means the business criteria selected by the Corporation to measure the level of performance of the Corporation or an Affiliate during a performance period, which may include, but are not limited to, one or more of the following criteria: (i) cash flow; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) market share; (xviii) market capitalization; (xix) application approvals; (xx) litigation and regulatory resolution goals; (xxi) product sales or milestones; (xxii) budget comparisons; (xxiii) growth in stockholder value relative to the growth of a peer group or index; (xxiv) development and implementation of strategic plans and/or organizational restructuring goals; (xxv) development and implementation of risk and crisis management programs; (xxvi) improvement in workforce diversity; (xxvii) compliance requirements and compliance relief; (xxviii) productivity goals; (xxix) workforce management and succession planning goals; (xxx) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxi) measures of customer satisfaction, employee satisfaction or staff development; (xxxii) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base; (xxxiii) merger and acquisitions; (xxxiv) strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social or governance metrics); and (xxxiv) other applicable criteria as determined by the Committee. Performance Goals applicable to an Award shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

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(cc) “Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

(dd) “Prior Plan” means the Abeona Therapeutics, Inc. 2015 Equity Incentive Plan, as amended through the Effective Date.

(ee) “SAR” means a stock appreciation right, as described in Section 10.

(ff) “Stock Award” means an award of Common Stock, as described in Section 8.

(gg) “Stock Unit” means an award of a contractual right to receive one or more shares of Common Stock, cash or combination thereof, as described in Section 9, and denominated in a number of shares of Common Stock specified in an Award Agreement.

(hh) “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3. Administration.

(a) Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Awards to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees of the Committee or as set forth in Section 3(b), as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee or the CEO.

(b) Delegation to CEO or CFO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO or CFO of the Corporation or a committee comprised of executives of the Corporation, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under Section 16 of the Exchange Act.

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(c) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan; (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual; (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, which criteria may be based on the attainment of Performance Goals; (iv) determine the amounts payable based on attainment of Performance Goals, including discretion to make such adjustments (positive or negative) to the amounts payable as the Committee deems appropriate and in the best interests of the Corporation; (v) amend the terms of any previously issued Award, subject to the provisions of Section 18 below; (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Awards under the Plan; and (vii) deal with any other matters arising under the Plan.

(d) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s written interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder. The Committee may rely on internal or external advisors in determining appropriate interpretations of the Plan or Awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Corporation, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e) Indemnification. No member of the Committee or the Board, and no employee of the Corporation or any Affiliate shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving such person’s bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Corporation shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Corporation or a Subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 4. Awards.

(a) General. Awards under the Plan may consist of Options as described in Section 7, Stock Awards as described in Section 8, Stock Units as described in Section 9, SARs as described in Section 10, and Other Stock-Based Awards as described in Section 11. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, the Participant’s beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants.

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(b) Minimum Vesting. Awards granted under the Plan shall include regular vesting schedules that provide that no portion of an Award shall vest earlier than one year from the date of grant. However, (i) for purposes of Awards granted to Non-Employee Directors, such Awards shall be deemed to satisfy this minimum vesting requirement if such Awards are granted on the date of the Corporation’s annual meeting of stockholders and vest on the date of the Corporation’s annual meeting of stockholders immediately following the date of grant (but not less than 50 weeks following the date of grant), and (ii) subject to adjustments made in accordance with Section 5(e) below, up to 5% of the shares of Common Stock authorized under the Plan as set forth in Section 5(a) as of the Effective Date may be granted without regard to this minimum vesting requirement.

(c) Dividends and Dividend Equivalents. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.

Section 5. Shares Subject to the Plan.

(a) Shares Authorized. Subject to adjustment as described below in Sections 5(b) and 5(e) below, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan shall not exceed 1,700,000 shares of Common Stock. In addition, subject to adjustment as described below in Sections 5(b) and 5(e) below, shares of Common Stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date and shares of the Common Stock underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, cancelled, or forfeited or exchanged for any reason without issuance of such shares shall be available for new Awards under this Plan. Subject to adjustment as described below in Sections 5(b) and 5(e) below, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 1,700,000 shares of Common Stock.

(b) Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Corporation on the open market for purposes of the Plan. If and to the extent Awards granted under the Plan expire, terminate or are surrendered cancelled, forfeited, exchanged or without having been exercised, vested or paid in shares, the shares subject to such Awards shall again be available for purposes of the Plan. Shares of Common Stock surrendered in payment of the Exercise Price of an Option (or an option granted under the Prior Plan) shall not be available for re-issuance under the Plan. Shares of Common Stock withheld or surrendered for payment of taxes with respect to Awards (or awards granted under the Prior Plan) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards are paid in cash, and not in shares of Common Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Corporation on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.

(c) Substitute Awards. Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Corporation in a transaction (“Substitute Awards”) shall not reduce the number of shares of Common Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).

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(d) Individual Limits for Non-Employee Directors. Subject to adjustment as described below in Section 5(e), the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $500,000 in total value. For purposes of this limit, the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes and excluding the value of any Dividend Equivalents paid pursuant to any Award granted in a previous year.

(e) Adjustments. If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Corporation’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum amount of Awards which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Awards, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, and acquisitions and dispositions of businesses and assets) affecting the Corporation, any Subsidiary or any business unit, or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. In addition, in the event of a Change in Control, the provisions of Section 13 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Subject to Section 18(b), the adjustments of Awards under this Section 5(e) shall include adjustment of shares, Exercise Price of Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

Section 6. Eligibility for Participation.

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Corporation’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Common Stock subject to a particular Award in such manner as the Committee determines.

Section 7. Options.

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of shares of Common Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.

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(b) Type of Option and Exercise Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Corporation or any of its parent or subsidiary corporations, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The Exercise Price of Common Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, or any parent or subsidiary corporation of the Corporation, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, or any parent or subsidiary corporation of the Corporation, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Corporation’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(d) Exercisability of Options. Subject to Section 4(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement, including upon the attainment of specified Performance Goals. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Awards to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

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(f) Termination of Employment or Service. Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Corporation. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Common Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Common Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Corporation with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Corporation by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Corporation or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 8. Stock Awards.

The Committee may issue or transfer shares of Common Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Common Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to Section 4(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Common Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

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(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Corporation. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 16 below. Unless otherwise determined by the Committee, the Corporation will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Corporation, shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Corporation will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right: (i) to vote shares of Stock Awards and (ii) subject to Section 4(b), to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 9. Stock Units.

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Common Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Common Stock or an amount of cash based on the value of a share of Common Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Corporation’s records for purposes of the Plan.

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(b) Terms of Stock Units. Subject to Section 4(b), the Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with Section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

Section 10. Stock Appreciation Rights.

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Common Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Corporation’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.

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(c) Exercisability. Subject to Section 4(b), a SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement, including the attainment of specified Performance Goals. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Awards to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 10(a).

(f) Form of Payment. The appreciation in a SAR shall be paid in shares of Common Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 11. Other Stock-Based Awards.

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9 and 10 of the Plan) that are based on or measured by Common Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Subject to Section 4(b), Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.

Section 12. Dividend Equivalents.

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards in an applicable Award Agreement or at any point following the grant of such Award. Subject to Section 4(c), Dividend Equivalents may be accrued as contingent cash obligations and may be payable in cash or shares of Common Stock, and upon such terms and conditions as the Committee shall determine. For the avoidance of doubt, dividends or Dividend Equivalents shall not be granted in connection with Options or SARs.

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Section 13. Consequences of a Change in Control.

(a) Assumption of Outstanding Awards. Upon a Change in Control where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants (which may be in respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change in Control, references to the “Corporation” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law. For purposes of the foregoing, an Award under the Plan shall not be treated as continued, assumed, or replaced on comparable terms unless it is continued, assumed, or replaced with substantially equivalent terms, including, without limitation, the same vesting terms.

(b) Vesting Upon Certain Terminations of Employment. Unless the Committee determines otherwise or the applicable Award Agreement provides otherwise, if a Participant’s employment or services terminate by reason of an Involuntary Termination upon or within 12 months following a Change in Control, the Participant’s outstanding Awards shall become fully vested as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, the applicable Award Agreement shall specify how the portion of the Award that becomes vested pursuant to this Section 13(b) shall be calculated.

(c) Other Alternatives. In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Awards, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Corporation, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Option Exercise Price or SAR base amount, as applicable, the Corporation shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

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Section 14. Deferrals.

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Section 409A of the Code.

Section 15. Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards, or the Employer may take such other action as the Committee may deem advisable to enable the Employer to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.

(b) Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Common Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

Section 16. Transferability of Awards.

(a) Nontransferability of Awards. Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Corporation of the successor’s right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options and Stock Awards. Notwithstanding the foregoing, the Committee may provide, in an Award Agreement or at such other time after the grant of an award, that a Participant may transfer Nonqualified Stock Options or Stock Awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option or Stock Award and the transferred Option or Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Option or Stock Award immediately before the transfer.

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Section 17. Requirements for Issuance or Transfer of Shares

No Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on the Participant’s subsequent disposition of the shares of Common Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18. Amendment and Termination of the Plan.

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b) No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Corporation may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or base price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d) Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant with respect to such Award unless the Participant consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 19(f) below or may be amended by agreement of the Corporation and the Participant consistent with the Plan.

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Section 19. Miscellaneous.

(a) Awards in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Corporation to grant stock options or make other awards outside of the Plan. The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Corporation, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Corporation and its successors and assigns.

(c) Funding of the Plan. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.

(d) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) Compliance with Law.

(i) The Plan, the exercise of Options and SARs and the obligations of the Corporation to issue or transfer shares of Common Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Corporation that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

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(ii) The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.

(iii) Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination and identification of “Key Employees”, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.

(iv) Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Corporation or any Subsidiary or Affiliate of the Corporation have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Corporation intends to administer the Plan to prevent taxation under Section 409A of the Code, the Corporation does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

(g) Awards in Foreign Countries; Establishment of Subplans. The Committee has the authority to award Awards to Participants who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy, or custom, while furthering the purposes of the Plan. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected. Notwithstanding the foregoing, the Committee may not approve any sub-plan inconsistent with the terms or share limits in the Plan or which would otherwise cause the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act.

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(h) Company Policies and Clawback Rights.

(i) All Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be approved or implemented by the Board or the Committee from time to time, whether or not approved before or after the Effective Date. The Corporation may offset any payments due under this Plan or in connection with an Award to a Participant by any required repayments that such Participant under any applicable clawback or recoupment policy; provided than any application of a clawback policy or offset in respect thereof will be applied consistent with Section 409A (as defined below).

(ii) Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant obligation or agreement between the Participant and the Employer (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute Misconduct either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Corporation may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (A) the Participant shall return to the Corporation the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or, (B) if the Participant no longer owns the shares, the Participant shall pay to the Corporation the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting Misconduct), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer.

(i) Governing Law; Jurisdiction. The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Awards made hereunder shall be brought only in the United States District Court for the District of Delaware, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of Delaware, and the jurisdiction of such court in any such proceeding shall be exclusive.

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Abeona THERAPEUTICS
Working together to find a cure.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ABEO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V13693-P90312 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ABEONA THERAPEUTICS INC.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

1. Election of two Class 1 Directors for a three-year term.

NOMINEES:	For	Against	Abstain
1a. Michael Amoroso	☐	☐	☐
1b. Christine Silverstein	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF ABEONA THERAPEUTICS INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO BEING VOTED AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE ANNUAL MEETING.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

ABEONA THERAPEUTICS INC.

Wednesday, May 17, 2023

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

(Please detach along perforated line and mail in the envelope provided)

V13694-P90312

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder, having received the Notice of Annual Meeting of Stockholders and proxy statement dated April 13, 2023, and revoking any proxy heretofore given, hereby appoints Vishwas Seshadri, Chief Executive Officer, and Joseph Vazzano, Chief Financial Officer for the Corporation or either of them, proxies of the undersigned with full power of substitution, to vote all shares of Common Stock of Abeona Therapeutics Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m., Eastern Time on Wednesday, May 17, 2023, or any postponement or adjournment thereof via live audio webcast over the Internet at www.virtualshareholdermeeting.com/ABEO2023.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Annual Meeting of Stockholders, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each of the nominees listed in Proposal 1 and "FOR" Proposals 2, 3 and 4.

In their discretion, the named proxies are authorized to vote on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof as set forth in the proxy statement.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.